UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04526

Name of Registrant:	Vanguard Quantitative Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2012 – September 30, 2013

Item 1: Reports to Shareholders

Annual Report | September 30, 2013

Vanguard Growth and Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	34
About Your Fund’s Expenses.	35
Trustees Approve Advisory Arrangements.	37
Glossary.	39

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2013

				Total
				Returns
Vanguard Growth and Income Fund
Investor Shares				19.54%
Admiral™ Shares				19.69
S&P 500 Index				19.34
Large-Cap Core Funds Average				19.85
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2012, Through September 30, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Growth and Income Fund
Investor Shares	$30.73	$36.02	$0.629	$0.000
Admiral Shares	50.18	58.82	1.090	0.000

1

Chairman’s Letter

Dear Shareholder,

Stocks rose during the 12 months ended September 30, and the Standard & Poor’s 500 Index—Vanguard Growth and Income Fund’s benchmark—reached a new high. Investor Shares of the fund returned 19.54% during the period, a bit ahead of the 19.34% returned by the benchmark. However, the fund was a step behind the 19.85% average return posted by its peer group of large-capitalization core funds.

Earlier in the fiscal year, stocks continued to climb despite fiscal tensions in Europe and the United States’ own “fiscal cliff” drama. They plunged in August, as investors worried about tensions in the Middle East and the consequences of an earlier-than-expected winding down of the Federal Reserve’s economic stimulus program. Stocks rebounded sharply in mid-September, however, after the Fed surprised investors by tabling its early-start plan—and the S&P 500 immediately edged up to a new record.

In this environment, the combined efforts of the Growth and Income Fund’s three advisors produced more sector-by-sector gains than shortfalls relative to the benchmark index. Using complementary types of computer-driven quantitative analysis, the advisors had their most successful selection among consumer discretionary stocks. This sector includes

2

companies that do well in economic upswings (both rapid and, as now, more slow-paced), when consumers are more comfortable opening their wallets to make elective purchases.

Note: If you hold shares in a taxable account, you may wish to review the table and discussion of after-tax returns for the fiscal year, based on the highest tax bracket, later in this report.

Stocks dodged obstacles, but worries didn’t cease

As I’ve noted, domestic equities posted a strong gain for the period. So did international stocks, even though emerging market equities struggled amid worries about slowing global economic growth.

Still, markets were roiled in the waning days of September ahead of the partial U.S. government shutdown that began October 1. It’s natural for investors to be concerned by the situation in Washington. But as Sarah Hammer, a senior analyst in Vanguard Investment Strategy Group, noted in the midst of the temporary shut down, they shouldn’t be unduly influenced by these events. “Investors are often best served by sticking to their long-term investment plans and avoiding short-term decisions based on the legislative outlook,” Ms. Hammer said. Our recurrent advice to stick to your plan may lack pizzazz, but it’s proven to be sound counsel over the decades.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.91%	16.64%	10.53%
Russell 2000 Index (Small-caps)	30.06	18.29	11.15
Russell 3000 Index (Broad U.S. market)	21.60	16.76	10.58
MSCI All Country World Index ex USA (International)	16.48	5.95	6.26

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.68%	2.86%	5.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.21	3.24	5.98
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.07	0.14

CPI
Consumer Price Index	1.18%	2.34%	1.37%

3

Bond returns were negative despite September’s bounce

Investor concern about the Fed’s potential tapering of its stimulus program—which entailed large-scale purchases of bonds—affected the asset class’s performance. Though they posted declines for the year, bonds trimmed their losses after the Fed said it would continue the purchases.

The broad U.S. taxable bond market returned –1.68% for the fiscal year, and the yield of the 10-year Treasury note closed at 2.63% after starting at 1.64%. (Bond yields and prices move in opposite directions.) Municipal bonds returned –2.21% after rebounding a bit in September.

Money markets and savings accounts barely budged as the Fed’s target for short-term interest rates remained at 0%–0.25%.

Consumer discretionary selections turned in the best relative results

The biggest boost to the Growth and Income Fund’s sector returns compared with its benchmark came from consumer discretionary stocks, followed by financials, materials, utilities, and health care. The fund’s advisors seek stocks that have investment characteristics similar to those of the S&P 500 Index but are expected to produce a higher total return.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Growth and Income Fund	0.36%	0.25%	1.15%

The fund expense ratios shown are from the prospectus dated January 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the fund’s expense ratios were 0.36% for Investor Shares and 0.26% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Large-Cap Core Funds.

4

In consumer discretionary, media businesses such as cable and satellite companies and large newspaper organizations were the most substantial contributors to relative results. The advisors’ selection of retailing stocks, including strictly internet companies, provided generally positive results. Manufacturers of tires and large household appliances also lifted returns; homebuilder stocks, however, lagged.

In the financial sector, the fund’s diversified banking stocks produced mixed results that, in aggregate, were disappointing. Bright spots included diversified insurers, consumer finance companies, and real estate investment trusts. Good results also came from gold producers; electric utilities; and providers of health care products, services, equipment, and supplies.

Some of the least successful stock choices were in the consumer staples sector, especially among packaged food companies.

Fund finishes the second year of its multi-manager approach

The fund delivered an average annual return of 6.89% over the ten years ended September 30. This was a few steps behind its benchmark but ahead of the average return of its peers.

Total Returns
Ten Years Ended September 30, 2013
Average
Annual Return
Growth and Income Fund Investor Shares	6.89%
S&P 500 Index	7.57
Large-Cap Core Funds Average	6.24
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

As you may know, fiscal 2014 is the second year in which Vanguard Growth and Income Fund is using a multimanager approach. With the introduction of this approach—I describe our thinking on the subject in more detail below—we believe that the fund is well-positioned to provide competitive results over the long term. Moreover, the effect of the advisors’ performance on shareholders will be helped by the fund’s low costs, a Vanguard hallmark.

Investment insight

Don’t let a trick of the calendar alter your course
When making investment decisions, it’s important to weigh past returns with caution.
That’s because investment returns from any particular period are an unreliable anchor for gauging the future. They can be highly date-dependent.

For example, take the five-year average annual return for the broad U.S. stock market. That average just made a startling bounce: from 1.30% for the period ended September 30, 2012, to 10.58% for the period ended September 30, 2013.
True, the market returned a hearty 21.60% in the most recent 12 months, but that’s not enough to explain such a big leap in the average. Significantly, the year ended
September 30, 2008––when U.S. stocks returned –21.52% during the financial crisis––has now rolled off the five-year calculation.

The important thing to remember is that historical returns are just that: historical.
Basing investment decisions on such date-dependent snapshots could easily lead you to alter course––possibly in the wrong direction. Instead, Vanguard believes, you should build your asset allocation strategy on long-term risk-and-return relationships, always recognizing that no level of return is guaranteed.

Which five-year average should you count on?
(Answer: None of them!)
Average annual returns for U.S. stocks over five-year periods ended September 30

2007	16.18%
2008	5.70
2009	1.56
2010	0.92
2011	–0.92
2012	1.30
2013	10.58
Note: The U.S. stock market is represented by the Russell 3000 Index.
Source: Vanguard.

6

Low costs and diversity of thought
can make a good combination

Investors sometimes ask why Vanguard uses a multi-advisor approach for many of its actively managed equity funds. Just as we recommend diversification within and across asset classes for an investor’s overall portfolio, we think significant benefits can accrue from using multiple advisory firms for a single fund: diversity of investment process and style, thought, and holdings.

All of these elements can lead to less risk and better results. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

As with many investment topics, however, there are some misconceptions about the benefits of using a multi-manager approach. For example, it is often suggested that the best ideas of the advisors are diluted when they are combined in one portfolio. Recent Vanguard research has found otherwise.

Conventional wisdom also suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case: Low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs can contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance?, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer October 14, 2013

Advisors’ Report

Vanguard Growth and Income Fund’s Investor Shares returned 19.54% for the 12 months ended September 30. The fund’s Admiral Shares returned 19.69%. Its benchmark, the Standard & Poor’s 500 Index, returned 19.34%, and the average return of its large-cap core fund peers was 19.85%.

Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. (Please note that Los Angeles Capital’s discussion refers to industry sectors as defined by Russell classifications rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on October 10, 2013.

Vanguard Growth and Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
D. E. Shaw Investment	33	1,645	Employs quantitative models that seek to capture
Management, L.L.C.			predominantly “bottom up” stock-specific return
			opportunities while aiming to keep the portfolio’s
			sector weights, size, and style characteristics similar to
			the benchmark.
Los Angeles Capital	33	1,640	Employs a quantitative model that emphasizes stocks
			with characteristics investors are currently seeking and
			underweights stocks with characteristics investors are
			currently avoiding. The portfolio’s sector weights, size,
			and style characteristics may differ modestly from the
			benchmark in a risk-controlled manner.
Vanguard Equity Investment	33	1,639	Employs a quantitative, fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies versus their peers.
Cash Investments	1	102	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

8

D. E. Shaw Investment Management, L.L.C.

Portfolio Manager:

Anne Dinning, Ph.D., Managing Director and Chief Investment Officer The primary themes driving equity market valuations during the reporting period were the European debt crisis, national elections in the United States and Japan, and macroeconomic developments in emerging markets, Japan, and the United States. Major U.S. headlines over the 12 months included the “fiscal cliff” negotiations, the Federal Reserve’s stimulus program, and the potential tapering of that program.

Negative economic news from Brazil, China, and India raised investor fears about slowing growth and rising inflation in emerging markets early in the period, but U.S. corporate profits generally held strong throughout the fiscal year. In the first calendar quarter of 2013, the Bank of Japan unveiled an aggressive quantitative easing program, and the inconclusive results of the Italian national election, along with the banking crisis in Cyprus, rekindled concerns about the stability of the Eurozone. Improved macroeconomic news from Europe and China helped boost investor sentiment in the third quarter of 2013.

We generally ascribe portfolio performance to bottom-up stock selection; exposure to common risk factors such as value, growth, and market capitalization; and exposure to industry groups. Stock selection significantly aided results for the period. The three largest contributors to performance were overweight positions in American International Group, priceline.com, and Viacom. The three greatest detractors were an overweight position in Apple and underweight positions in Citigroup and Gilead Sciences.

Common risk factors had a modest positive impact on relative performance. The portfolio benefited from small exposures to high-momentum, small-cap, and value stocks. Sector and industry deviations from benchmark weights detracted slightly.

Despite concerns about the fiscal cliff and the Federal Reserve’s plans for its monetary stimulus program, equity markets in the United States reached new highs. However, we believe that the potential for downside shocks on the U.S. macroeconomic or political front and for unexpected tapering moves by the Fed constitute clear risks.

Los Angeles Capital

Portfolio Managers:

Thomas D. Stevens, CFA,

Chairman and Principal

Hal W. Reynolds, CFA,

Chief Investment Officer and Principal

Stock market gains were distributed broadly across economic sectors during the fiscal year ended September 30; 12 out of 15 sectors generated double-digit returns. Despite modest earnings growth

9

and continued downward GDP revisions globally, equities managed to outperform expectations. A commitment by central banks to maintain their low-interest-rate policies and a narrowing equity risk premium caused, in part, by a dearth of attractive investment opportunities drove returns.

Equity risk, as measured by the VIX (Chicago Board Options Exchange Market Volatility Index), generally drifted lower during the year. But uncertainty about the budget deficit and the debt ceiling subsequently moved the index back toward the high end of its 12-month range. On a positive note, analysts project 3% earnings growth for the third calendar quarter, with more significant gains expected by year-end. The main driver of these projections is a financial sector that continues to benefit from five years of monetary stimulus.

Housing prices have risen nationally for 15 straight months, but they appear to be decelerating because of the recent increase in long-term interest rates. The breadth of the global slowdown and record levels of profit margins for U.S. companies present significant challenges for companies seeking to achieve high real growth rates. An analysis of equity factors over the reporting period shows that earnings quality, short-term growth rates, momentum, and leverage all contributed to return. Larger companies generally underperformed as investors turned their attention to riskier, smaller-capitalization, higher-growth assets. The jump in interest rates also put pressure on share prices for companies with higher dividend yields.

The best-performing sectors were biotechnology, business services, consumer cyclicals, and finance. The worst were technology, telecom, and energy. During the fiscal year, the portfolio shifted out of utilities and internet stocks and into the health care and consumer sectors. While maintaining its bias toward higher-quality securities, it has increased its exposure to smaller, higher-growth securities with attractive earnings yields.

Facing rising real yields and tempered expectations for economic growth, investors are clearly looking for attractively valued companies with sustainable growth rates. Our research process has led us to overweight consumer and health care stocks and underweight the economically sensitive capital goods, technology, and energy sectors. The portfolio has decreased its exposure to higher-yield stocks and increased its exposure to higher-beta, smaller-cap stocks with stronger growth prospects.

10

Vanguard Equity Investment Group

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

For the 12 months ended September 30, 2013, equities in general experienced above-average returns. The broad U.S. equity market delivered a robust return of more than 20%; small-cap stocks outperformed their larger-cap counterparts by about 10 percentage points. The U.S. market performed similarly to those of other developed countries, while emerging-market returns were basically flat. Performance within the benchmark was broad-based: Nine of its ten sectors generated positive returns. Results were best in industrials, consumer discretionary, and financials. Telecommunications declined.

Equity investor sentiment seemed to gain confidence at the start of the fiscal year as economic data from around the world continued to improve, albeit at a snail’s pace. In the United States, the longer-term economic outlook is one of cautious optimism. GDP growth is expected to accelerate into 2014 and 2015, the housing market continues to recover, the unemployment rate is slowly falling, and corporate balance sheets are strong, with profits holding up.

Recently, however, macro events have again grabbed recent headlines, and this may translate into near-term market volatility. The Federal Reserve’s mixed signals on the tapering of its quantitative easing program, a jump in interest rates, and the failure of Congress and the White House to reach a budget agreement or forestall a federal government shutdown have left investors guessing about the market’s immediate prospects. Under these conditions, an increase in volatility would not be surprising, given how quickly stocks have risen here and abroad.

Equity markets will always be subject to short-term fluctuations brought on by the latest headlines. We find that often there is too much focus on the short term and not enough on the fundamental conditions and attributes that give investors the best chance of success. Strategies such as ours shift the focus back to company fundamentals by seeking to capture the spread between undervalued and overvalued stocks.

As indicated above, our strategy is not unlike that of traditional fundamental managers. However, we use a strict quantitative process to compare stocks and identify those with characteristics that should help them outperform over the long run. Our in-house research efforts center on a combination of valuation and other factors focused on fundamental growth. This allows us to take advantage of market inefficiencies caused by persistent biases

11

in investor behavior. Using the results of our modeling, we then construct our portfolio. Our goal is to minimize exposure to risks that our research indicates do not improve returns, such as market capitalization and other risks relative to our benchmark. In our view, these exposures cannot be justified by the rewards available.

Over the course of the fiscal year, our approach yielded mixed results. Our selection results were positive in five of the ten sectors in the benchmark; they were strongest in consumer discretionary, materials, and industrials. Selection results were neutral in three sectors, and we underperformed in health care and financials.

At the individual stock level, the largest contributions came from overweight positions in Goodyear Tire & Rubber, Western Digital, and Boeing. In addition, we benefited from underweighting or avoiding poorly performing stocks such as Newmont Mining and Apple.

We were not able to avoid all laggards. Overweight positions in CF Industries, IBM, and PulteGroup directly lowered results. And underweighting companies such as Gilead Sciences and Visa, which were not positively identified by the fundamentals in our model, hurt performance relative to the benchmark.

12

Growth and Income Fund

Fund Profile
As of September 30, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VQNPX	VGIAX
Expense Ratio[1]	0.36%	0.25%
30-Day SEC Yield	1.71%	1.82%

Portfolio Characteristics
			DJ U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	640	500	3,636
Median Market Cap	$52.1B	$64.9B	$40.2B
Price/Earnings Ratio	17.9x	17.9x	19.5x
Price/Book Ratio	2.4x	2.5x	2.5x
Return on Equity	16.4%	17.9%	16.5%
Earnings Growth
Rate	10.3%	10.9%	11.1%
Dividend Yield	2.1%	2.1%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	109%	—	—
Short-Term Reserves	0.4%	—	—

Sector Diversification (% of equity exposure)

			DJ U.S.
			Total
		S&P 500	Market
	Fund	Index	FA Index
Consumer
Discretionary	14.5%	12.5%	13.3%
Consumer Staples	10.0	10.0	8.7
Energy	9.9	10.5	9.6
Financials	17.2	16.3	17.3
Health Care	13.9	13.0	12.6
Industrials	10.4	10.7	11.4
Information
Technology	15.3	17.9	17.9
Materials	3.5	3.5	3.8
Telecommunication
Services	2.8	2.4	2.2
Utilities	2.5	3.2	3.2

Volatility Measures

		DJ U.S.
	S&P 500	Total Market
	Index	FA Index
R-Squared	0.99	0.99
Beta	1.01	0.96

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer Hardware	2.7%
Exxon Mobil Corp.	Integrated Oil & Gas	2.3
General Electric Co.	Industrial
	Conglomerates	1.9
JPMorgan Chase & Co.	Diversified Financial
	Services	1.8
Johnson & Johnson	Pharmaceuticals	1.7
Wells Fargo & Co.	Diversified Banks	1.5
Chevron Corp.	Integrated Oil & Gas	1.4
AT&T Inc.	Integrated
	Telecommunication
	Services	1.4
Pfizer Inc.	Pharmaceuticals	1.4
Berkshire Hathaway Inc.	Multi-Sector Holdings	1.4
Top Ten		17.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the expense ratios were 0.36% for Investor Shares and 0.26% for Admiral Shares.

13

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2003, Through September 30, 2013
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment

	Growth and Income Fund*Investor
	Shares	19.54%	9.02%	6.89%	$19,466

••••••••	S&P 500 Index	19.34	10.02	7.57	20,737

– – – –	Large-Cap Core Funds Average	19.85	8.88	6.24	18,310
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	21.44	10.69	8.32	22,235

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Growth and Income Fund Admiral Shares	19.69%	9.15%	7.03%	$98,669
S&P 500 Index	19.34	10.02	7.57	103,685
Dow Jones U.S. Total Stock Market Float
Adjusted Index	21.44	10.69	8.32	111,177

See Financial Highlights for dividend and capital gains information.

14

Growth and Income Fund

Fiscal-Year Total Returns (%): September 30, 2003, Through September 30, 2013

Growth and Income Fund Investor Shares

S&P 500 Index

15

Growth and Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.7%)[1]
Consumer Discretionary (14.1%)
	Home Depot Inc.	514,804	39,048
	Comcast Corp. Class A	825,056	37,251
*	Amazon.com Inc.	90,281	28,225
	McDonald’s Corp.	262,894	25,293
	Time Warner Inc.	381,475	25,105
	Viacom Inc. Class B	294,823	24,641
*	priceline.com Inc.	23,500	23,757
	Ford Motor Co.	1,395,268	23,538
	Lowe’s Cos. Inc.	481,973	22,947
	Time Warner Cable Inc.	199,820	22,300
	Wyndham Worldwide Corp.	357,694	21,809
*	O’Reilly Automotive Inc.	158,179	20,182
*	Charter Communications
	Inc. Class A	148,900	20,066
*	Goodyear Tire & Rubber Co.	852,445	19,137
	TJX Cos. Inc.	310,739	17,523
	Starbucks Corp.	215,600	16,595
	Cablevision Systems Corp.
	Class A	984,127	16,573
*	DIRECTV	277,007	16,551
	Walt Disney Co.	252,645	16,293
	NIKE Inc. Class B	201,337	14,625
	Whirlpool Corp.	91,186	13,353
	Gannett Co. Inc.	429,574	11,508
	Macy’s Inc.	246,980	10,687
	Newell Rubbermaid Inc.	384,012	10,560
	Wynn Resorts Ltd.	66,595	10,523
	Gap Inc.	234,945	9,464
	Delphi Automotive plc	159,050	9,292
	Starwood Hotels & Resorts
	Worldwide Inc.	138,870	9,228
	GameStop Corp. Class A	174,410	8,659
	Washington Post Co.
	Class B	13,950	8,528
*	TripAdvisor Inc.	102,600	7,781
	H&R Block Inc.	252,129	6,722
	Expedia Inc.	129,260	6,694

	Johnson Controls Inc.	160,220	6,649
*	Fossil Group Inc.	56,600	6,579
	Staples Inc.	438,900	6,430
	Interpublic Group of
	Cos. Inc.	366,603	6,298
	Omnicom Group Inc.	92,450	5,865
*	Liberty Media Corp. Class A	39,612	5,829
	Mattel Inc.	131,390	5,500
	International Game
	Technology	288,214	5,456
	Target Corp.	80,500	5,150
	Marriott International Inc.
	Class A	121,720	5,120
	Yum! Brands Inc.	70,693	5,047
*	General Motors Co.	137,750	4,955
	PVH Corp.	41,097	4,878
	Best Buy Co. Inc.	120,830	4,531
	Coach Inc.	82,800	4,515
*	Netflix Inc.	14,564	4,503
*	AutoNation Inc.	83,990	4,382
	Darden Restaurants Inc.	89,430	4,140
*	Dollar General Corp.	71,079	4,013
	Hasbro Inc.	74,237	3,500
*	Discovery Communications
	Inc. Class A	40,710	3,437
	DR Horton Inc.	170,980	3,322
*	Fifth & Pacific Cos. Inc.	128,800	3,237
	Harman International
	Industries Inc.	41,890	2,774
*	NVR Inc.	2,467	2,268
	Leggett & Platt Inc.	56,920	1,716
*	Apollo Group Inc. Class A	69,226	1,441
	Nordstrom Inc.	23,350	1,312
	PulteGroup Inc.	73,362	1,210
	Kohl’s Corp.	23,030	1,192
	CBS Corp. Class B	18,933	1,044
	Service Corp. International	55,600	1,035
*	Sally Beauty Holdings Inc.	36,700	960
*	Boyd Gaming Corp.	63,700	901
*	Orbitz Worldwide Inc.	72,272	696

16

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Beazer Homes USA Inc.	34,900	628
	Ralph Lauren Corp. Class A	3,377	556
*	News Corp. Class A	31,300	503
	Churchill Downs Inc.	5,694	493
	Family Dollar Stores Inc.	6,820	491
*	Live Nation
	Entertainment Inc.	22,700	421
	GNC Holdings Inc. Class A	7,400	404
*	AutoZone Inc.	940	397
*	MGM Resorts International	17,700	362
*	Ascena Retail Group Inc.	17,200	343
*	Christopher & Banks Corp.	44,898	324
	Six Flags Entertainment Corp.	7,000	236
*	Biglari Holdings Inc.	570	235
*	Sears Hometown and
	Outlet Stores Inc.	3,923	125
	Hillenbrand Inc.	4,472	122
*	Liberty Ventures Class A	1,100	97
*	Taylor Morrison Home Corp.
	Class A	4,000	91
*	Nautilus Inc.	10,538	76
*	New York & Co. Inc.	13,139	76
	SeaWorld Entertainment Inc.	2,000	59
*	Lee Enterprises Inc.	20,101	53
*	Build-A-Bear Workshop Inc.	6,753	47
^	Blyth Inc.	3,000	41
*	Libbey Inc.	1,400	33
*	Dollar Tree Inc.	500	29
	Hooker Furniture Corp.	1,800	27
*	DreamWorks Animation
	SKG Inc. Class A	900	26
*	Ascent Capital Group Inc.
	Class A	238	19
*	Body Central Corp.	2,715	17
	Ambassadors Group Inc.	4,798	17
	JAKKS Pacific Inc.	3,653	16
*	Jamba Inc.	1,195	16
	Texas Roadhouse Inc. Class A	600	16
*	Unifi Inc.	476	11
	Bon-Ton Stores Inc.	1,000	11
*	ValueVision Media Inc.
	Class A	2,300	10
*	Isle of Capri Casinos Inc.	1,280	10
*	McClatchy Co. Class A	3,100	9
*	Express Inc.	200	5
*	Reading International Inc.
	Class A	700	5
	Lincoln Educational Services
	Corp.	600	3
	Furniture Brands International
	Inc.	600	—
			710,803

Consumer Staples (9.8%)
	Philip Morris International
	Inc.	603,816	52,284
	Procter & Gamble Co.	675,868	51,089
	PepsiCo Inc.	636,031	50,564
	Wal-Mart Stores Inc.	629,679	46,571
	Coca-Cola Co.	988,638	37,450
	CVS Caremark Corp.	332,040	18,843
	Kraft Foods Group Inc.	319,079	16,733
	Altria Group Inc.	463,105	15,908
	Costco Wholesale Corp.	137,620	15,843
	Kimberly-Clark Corp.	158,241	14,910
	Kroger Co.	358,800	14,474
	Avon Products Inc.	694,370	14,304
	Safeway Inc.	439,730	14,067
	General Mills Inc.	292,510	14,017
	ConAgra Foods Inc.	345,181	10,473
	Reynolds American Inc.	197,372	9,628
	JM Smucker Co.	89,900	9,443
	Mondelez International Inc.
	Class A	283,740	8,915
	Coca-Cola Enterprises Inc.	221,540	8,908
	Dr Pepper Snapple
	Group Inc.	193,031	8,652
	Hershey Co.	86,100	7,964
	Kellogg Co.	94,016	5,522
	Colgate-Palmolive Co.	87,324	5,178
*	Constellation Brands Inc.
	Class A	87,200	5,005
	Mead Johnson Nutrition Co.	65,915	4,895
	Campbell Soup Co.	100,100	4,075
	Beam Inc.	62,592	4,047
	Hormel Foods Corp.	90,167	3,798
	Sysco Corp.	73,899	2,352
*	WhiteWave Foods Co.
	Class A	117,353	2,344
	Clorox Co.	26,860	2,195
	Molson Coors Brewing Co.
	Class B	39,860	1,998
	Whole Foods Market Inc.	32,579	1,906
	Dean Foods Co.	94,813	1,830
	Estee Lauder Cos. Inc.
	Class A	19,183	1,341
*	Green Mountain Coffee
	Roasters Inc.	14,800	1,115
	Walgreen Co.	14,315	770
*	Monster Beverage Corp.	8,200	428
	Pinnacle Foods Inc.	8,400	222
*	Rite Aid Corp.	36,600	174
	Archer-Daniels-Midland Co.	3,500	129
*	Crimson Wine Group Ltd.	6,540	62
*	Post Holdings Inc.	600	24

17

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Chiquita Brands
	International Inc.	1,100	14
*	Farmer Bros Co.	800	12
*	Alliance One International Inc. 3,839		11
*	Synutra International Inc.	800	4
			490,491
Energy (9.7%)
	Exxon Mobil Corp.	1,367,561	117,665
	Chevron Corp.	594,742	72,261
	Anadarko Petroleum Corp.	408,046	37,944
	Schlumberger Ltd.	418,579	36,986
	ConocoPhillips	356,284	24,765
	Phillips 66	362,663	20,969
	Occidental Petroleum Corp.	212,389	19,867
	Halliburton Co.	354,580	17,073
	Marathon Petroleum Corp.	234,243	15,067
	Murphy Oil Corp.	204,740	12,350
	Valero Energy Corp.	356,130	12,162
	Chesapeake Energy Corp.	383,700	9,930
	Williams Cos. Inc.	243,549	8,855
	EOG Resources Inc.	49,539	8,386
	Marathon Oil Corp.	235,628	8,219
	Kinder Morgan Inc.	229,330	8,157
	Apache Corp.	94,210	8,021
	Hess Corp.	101,285	7,833
	Noble Energy Inc.	112,720	7,553
*	Southwestern Energy Co.	123,313	4,486
	Devon Energy Corp.	74,491	4,303
	Helmerich & Payne Inc.	60,000	4,137
*	WPX Energy Inc.	180,000	3,467
*	Newfield Exploration Co.	108,566	2,971
	CONSOL Energy Inc.	88,120	2,965
	Peabody Energy Corp.	148,590	2,563
*	Denbury Resources Inc.	126,400	2,327
	Tesoro Corp.	38,080	1,675
	Ensco plc Class A	16,500	887
*	Cameron International Corp.	9,970	582
	Cabot Oil & Gas Corp.	13,600	508
*	Endeavour International Corp. 61,100		327
*	Hercules Offshore Inc.	32,300	238
	SemGroup Corp. Class A	3,790	216
*	Hyperdynamics Corp.	10,406	46
*	Cheniere Energy Inc.	1,000	34
*	Kosmos Energy Ltd.	3,100	32
*	Overseas Shipholding
	Group Inc.	17,000	30
	DHT Holdings Inc.	5,600	24
*	Forest Oil Corp.	4,000	24
*	Gastar Exploration Ltd.	4,100	16
	USEC Inc.	1,000	11
*	Cal Dive International Inc.	4,305	9
*	Lone Pine Resources Inc.	96,804	1
*	Uranium Resources Inc.	120	—
			485,942

Exchange-Traded Fund (0.2%)
	SPDR S&P 500 ETF Trust	59,250	9,960

Financials (16.9%)
	JPMorgan Chase & Co.	1,737,131	89,792
	Wells Fargo & Co.	1,854,951	76,647
*	Berkshire Hathaway Inc.
	Class B	609,385	69,171
	Citigroup Inc.	1,252,527	60,760
	Bank of America Corp.	4,213,802	58,150
	American International
	Group Inc.	1,093,470	53,175
	Goldman Sachs Group Inc.	163,052	25,796
	Aflac Inc.	350,937	21,755
	State Street Corp.	314,371	20,670
	Fifth Third Bancorp	959,525	17,310
	Allstate Corp.	325,080	16,433
	Travelers Cos. Inc.	190,105	16,115
	American Tower
	Corporation	197,239	14,621
	Discover Financial Services	280,670	14,185
	XL Group plc Class A	418,162	12,888
	Aon plc	169,470	12,615
	PNC Financial Services
	Group Inc.	154,996	11,229
	American Express Co.	145,530	10,990
	SLM Corp.	432,800	10,777
	Marsh & McLennan
	Cos. Inc.	246,944	10,754
	Regions Financial Corp.	1,032,300	9,559
	Progressive Corp.	342,341	9,322
	Equity Residential	171,000	9,160
	Bank of New York
	Mellon Corp.	301,571	9,104
	Loews Corp.	187,530	8,765
	Capital One Financial Corp.	122,173	8,398
	Morgan Stanley	309,780	8,349
	Comerica Inc.	202,629	7,965
	Plum Creek Timber Co. Inc.	162,866	7,627
	Public Storage	42,200	6,775
	Chubb Corp.	75,179	6,711
	BB&T Corp.	186,540	6,296
	KeyCorp	539,740	6,153
	Prologis Inc.	162,316	6,106
	US Bancorp	159,905	5,849
	Unum Group	190,251	5,791
	MetLife Inc.	123,210	5,785
	Principal Financial Group
	Inc.	125,500	5,374
	Weyerhaeuser Co.	183,700	5,259
	Assurant Inc.	96,400	5,215
	Ventas Inc.	84,600	5,203
	SunTrust Banks Inc.	159,050	5,156
*	E*TRADE Financial Corp.	309,390	5,105

18

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Lincoln National Corp.	114,500	4,808
	Northern Trust Corp.	85,614	4,657
	Ameriprise Financial Inc.	50,497	4,599
*	CBRE Group Inc. Class A	197,340	4,565
	Simon Property Group Inc.	29,000	4,299
	ACE Ltd.	42,345	3,962
	First Horizon National Corp.	343,160	3,771
	NASDAQ OMX Group Inc.	102,740	3,297
	Prudential Financial Inc.	40,170	3,132
	Apartment Investment &
	Management Co. Class A	111,086	3,104
	Torchmark Corp.	36,470	2,639
	Kimco Realty Corp.	130,600	2,636
	People’s United
	Financial Inc.	178,492	2,567
	Boston Properties Inc.	18,340	1,961
	M&T Bank Corp.	16,959	1,898
	Granite REIT	47,800	1,704
	Vornado Realty Trust	18,320	1,540
	Equity Lifestyle
	Properties Inc.	44,998	1,538
	Legg Mason Inc.	39,000	1,304
	Charles Schwab Corp.	49,620	1,049
*	Realogy Holdings Corp.	22,700	977
	BlackRock Inc.	3,370	912
*	MGIC Investment Corp.	123,100	896
	Hartford Financial Services
	Group Inc.	27,160	845
*	Genworth Financial Inc.
	Class A	58,990	755
	Erie Indemnity Co. Class A	10,273	745
*	IntercontinentalExchange Inc.	3,870	702
	Host Hotels & Resorts Inc.	35,600	629
*	NewStar Financial Inc.	22,800	417
	Leucadia National Corp.	10,599	289
	Healthcare Trust of America
	Inc. Class A	22,500	237
	Old Republic International
	Corp.	13,200	203
	Ryman Hospitality
	Properties Inc.	5,200	179
*	Howard Hughes Corp.	974	109
	Flagstar Bancorp Inc.	7,200	106
*	FelCor Lodging Trust Inc.	16,989	105
	Spirit Realty Capital Inc.	10,148	93
*	CIT Group Inc.	1,900	93
*	Altisource Portfolio
	Solutions SA	495	69
	Retail Properties of America
	Inc.	5,000	69
*	Cowen Group Inc. Class A	17,436	60
	Geo Group Inc.	1,800	60
	White Mountains Insurance
	Group Ltd.	100	57

	First Industrial Realty Trust
	Inc.	3,120	51
	Validus Holdings Ltd.	1,200	44
	CorEnergy Infrastructure
	Trust Inc.	6,019	42
	United Bankshares Inc.	1,400	41
	Central Pacific Financial Corp. 2,120		38
	Summit Hotel Properties Inc.	4,078	38
*	Hilltop Holdings Inc.	2,000	37
	American Assets Trust Inc.	1,200	37
	Reinsurance Group of
	America Inc. Class A	500	34
	Chesapeake Lodging Trust	1,372	32
	Regency Centers Corp.	600	29
	Parkway Properties Inc.	1,402	25
	Symetra Financial Corp.	1,308	23
*	Southwest Bancorp Inc.	1,500	22
	Newcastle Investment Corp.	3,500	20
	Hudson City Bancorp Inc.	1,895	17
	Montpelier Re Holdings Ltd.	624	16
	ZAIS Financial Corp.	771	13
	Rouse Properties Inc.	600	12
	Starwood Property Trust Inc.	500	12
	Tree.com Inc.	369	10
*	Phoenix Cos. Inc.	226	9
*	Green Dot Corp. Class A	228	6
*	Suffolk Bancorp	300	5
	OFG Bancorp	298	5
	SI Financial Group Inc.	100	1
			851,116
Health Care (13.6%)
	Johnson & Johnson	1,012,526	87,776
	Pfizer Inc.	2,415,963	69,362
	Merck & Co. Inc.	998,306	47,529
*	Express Scripts Holding
	Co.	562,950	34,779
	AbbVie Inc.	663,373	29,673
*	Celgene Corp.	191,100	29,416
	Eli Lilly & Co.	558,882	28,129
	UnitedHealth Group Inc.	344,848	24,695
	Amgen Inc.	192,890	21,592
	Medtronic Inc.	389,593	20,746
*	Boston Scientific Corp.	1,731,220	20,325
*	Mylan Inc.	511,710	19,532
*	Biogen Idec Inc.	72,598	17,479
	Abbott Laboratories	465,976	15,466
	WellPoint Inc.	172,740	14,443
	Becton Dickinson and Co.	136,902	13,693
	Cigna Corp.	168,640	12,962
*	Gilead Sciences Inc.	185,660	11,667
	Cardinal Health Inc.	222,103	11,583
	Allergan Inc.	124,669	11,276
	Bristol-Myers Squibb Co.	234,982	10,875
	McKesson Corp.	79,383	10,185

19

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Thermo Fisher Scientific
	Inc.	109,720	10,111
	Agilent Technologies Inc.	195,500	10,019
*	CareFusion Corp.	248,000	9,151
	Humana Inc.	76,480	7,138
*	Hospira Inc.	178,169	6,988
	AmerisourceBergen Corp.
	Class A	109,570	6,695
	Tenet Healthcare Corp.	153,706	6,331
	Quest Diagnostics Inc.	98,180	6,067
	Zoetis Inc.	193,134	6,010
*	DaVita HealthCare Partners
	Inc.	103,980	5,916
*	Laboratory Corp. of
	America Holdings	58,170	5,767
	PerkinElmer Inc.	135,250	5,106
	Covidien plc	75,883	4,624
*	Actavis Inc.	25,156	3,622
*	Edwards Lifesciences Corp.	34,773	2,421
	Baxter International Inc.	36,658	2,408
	DENTSPLY International Inc.	52,130	2,263
	Aetna Inc.	30,504	1,953
*	Alexion Pharmaceuticals Inc.	11,951	1,388
*	Health Net Inc.	43,500	1,379
*	Sarepta Therapeutics Inc.	28,600	1,351
*	Theravance Inc.	19,400	793
*	Medivation Inc.	11,900	713
*	Vertex Pharmaceuticals Inc.	9,150	694
*	Repros Therapeutics Inc.	23,300	624
*	Dynavax Technologies Corp.	436,500	524
*	Stemline Therapeutics Inc.	10,492	475
*	BioCryst Pharmaceuticals
	Inc.	60,500	440
*	XenoPort Inc.	73,319	416
*	Keryx Biopharmaceuticals
	Inc.	40,000	404
*	Rigel Pharmaceuticals Inc.	103,100	369
*	Illumina Inc.	4,500	364
*	Mallinckrodt plc	7,812	344
	HealthSouth Corp.	9,606	331
*	Amedisys Inc.	18,500	319
*	Synta Pharmaceuticals Corp.	48,438	306
*	BioTelemetry Inc.	28,400	281
*	Insys Therapeutics Inc.	7,917	277
*	VCA Antech Inc.	9,400	258
*	Sirona Dental Systems Inc.	3,500	234
*	Orexigen Therapeutics Inc.	38,100	234
*	Santarus Inc.	10,340	233
*	Nektar Therapeutics	21,700	227
*	Clovis Oncology Inc.	3,400	207
*	Amicus Therapeutics Inc.	71,970	167
*	Progenics Pharmaceuticals
	Inc.	31,030	156
*	Sunesis Pharmaceuticals
	Inc.	31,200	155

*	Intuitive Surgical Inc.	400	151
*	AMAG Pharmaceuticals Inc.	6,200	133
*	Nordion Inc.	15,418	133
*	Idenix Pharmaceuticals Inc.	24,900	130
	Pain Therapeutics Inc.	45,400	124
*	AVEO Pharmaceuticals Inc.	55,700	115
*	Anacor Pharmaceuticals Inc.	10,801	115
*	BioMarin Pharmaceutical Inc.	1,500	108
*	Accretive Health Inc.	8,600	78
*	Array BioPharma Inc.	12,400	77
*	GTx Inc.	36,435	73
*	LCA-Vision Inc.	20,300	73
	Warner Chilcott plc Class A	3,155	72
*	Sequenom Inc.	26,955	72
*	Cell Therapeutics Inc.	34,900	57
*	Auxilium Pharmaceuticals Inc.	2,800	51
*	Oncothyreon Inc.	22,900	47
*	Vivus Inc.	4,900	46
*	Insmed Inc.	2,800	44
*,^	Celsion Corp.	37,882	44
*	Accuray Inc.	5,337	39
*	Cleveland Biolabs Inc.	23,400	37
*	Bruker Corp.	1,700	35
*	Cytokinetics Inc.	4,220	32
*	Epizyme Inc.	700	28
*	Chelsea Therapeutics
	International Ltd.	8,697	26
*	BioDelivery Sciences
	International Inc.	4,100	22
*	Arqule Inc.	9,233	22
*	Triple-S Management Corp.
	Class B	961	18
	Teleflex Inc.	199	16
*	Baxano Surgical Inc.	10,180	14
*	Zalicus Inc.	11,700	14
*	Five Star Quality Care Inc.	2,400	12
*	Impax Laboratories Inc.	600	12
*	AcelRx Pharmaceuticals Inc.	1,100	12
*	Discovery Laboratories Inc.	6,000	12
*	Agenus Inc.	3,700	10
*	Geron Corp.	2,600	9
*	Nymox Pharmaceutical Corp.	1,000	7
*	Hansen Medical Inc.	3,199	6
*	Affymax Inc.	4,000	5
	Myrexis Inc.	1,550	—
			681,567
Industrials (10.1%)
	General Electric Co.	4,005,720	95,697
	Boeing Co.	345,410	40,586
	General Dynamics Corp.	391,286	34,245
	Honeywell International
	Inc.	263,780	21,904
	Tyco International Ltd.	543,531	19,013
	United Parcel Service Inc.
	Class B	194,903	17,808

20

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Ingersoll-Rand plc	268,992	17,468
	Lockheed Martin Corp.	134,324	17,133
	Raytheon Co.	221,777	17,092
	Dun & Bradstreet Corp.	154,690	16,065
	ADT Corp.	325,400	13,231
	Union Pacific Corp.	84,688	13,155
	Northrop Grumman Corp.	124,949	11,903
	United Technologies Corp.	107,810	11,624
	Republic Services Inc.
	Class A	336,180	11,215
	Rockwell Automation Inc.	104,400	11,165
	Danaher Corp.	151,789	10,522
	Emerson Electric Co.	123,979	8,021
	Nielsen Holdings NV	207,107	7,549
	Snap-on Inc.	69,363	6,902
	L-3 Communications
	Holdings Inc.	70,545	6,667
	Stanley Black & Decker Inc.	73,290	6,638
	CSX Corp.	253,187	6,517
	Deere & Co.	79,452	6,467
	3M Co.	53,410	6,378
	Babcock & Wilcox Co.	186,900	6,302
	Xylem Inc.	223,370	6,239
	Ryder System Inc.	102,530	6,121
	Caterpillar Inc.	70,411	5,870
	Rockwell Collins Inc.	74,590	5,062
	Southwest Airlines Co.	341,251	4,969
	Masco Corp.	184,160	3,919
	Joy Global Inc.	75,579	3,858
	Roper Industries Inc.	28,434	3,778
	Waste Management Inc.	88,860	3,665
	Pentair Ltd.	51,400	3,338
	Textron Inc.	109,720	3,029
	Delta Air Lines Inc.	90,200	2,128
	CH Robinson Worldwide Inc.	31,530	1,878
	Iron Mountain Inc.	65,580	1,772
	Illinois Tool Works Inc.	21,810	1,663
	Cummins Inc.	11,821	1,571
	Pitney Bowes Inc.	85,237	1,551
*	Spirit Aerosystems
	Holdings Inc. Class A	59,011	1,430
	Flowserve Corp.	17,220	1,074
	Equifax Inc.	16,380	980
	FedEx Corp.	7,560	863
	Covanta Holding Corp.	36,400	778
*	MRC Global Inc.	25,500	683
*	USG Corp.	13,300	380
*	DigitalGlobe Inc.	8,800	278
*	Engility Holdings Inc.	5,677	180
*	EnerNOC Inc.	11,992	180
*	Meritor Inc.	15,700	123
	Huntington Ingalls
	Industries Inc.	1,400	94
	Towers Watson & Co. Class A	800	86
	Alliant Techsystems Inc.	800	78

	PACCAR Inc.	1,263	70
*	Fuel Tech Inc.	15,601	68
	Albany International Corp.	1,485	53
	RR Donnelley & Sons Co.	2,700	43
*	Republic Airways Holdings Inc.	3,449	41
*	Wabash National Corp.	3,195	37
*	FuelCell Energy Inc.	28,810	37
*	Terex Corp.	900	30
*	Federal Signal Corp.	2,200	28
*	ARC Document Solutions Inc. 3,710		17
*	Flow International Corp.	2,000	8
*	Cenveo Inc.	1,400	4
*	CRA International Inc.	200	4
			509,325
Information Technology (14.8%)
	Apple Inc.	281,853	134,373
*	Google Inc. Class A	65,014	56,946
	International Business
	Machines Corp.	307,046	56,859
	Microsoft Corp.	1,462,480	48,715
	Hewlett-Packard Co.	1,286,487	26,990
	Cisco Systems Inc.	1,135,269	26,588
	Oracle Corp.	781,187	25,912
	Xerox Corp.	2,499,911	25,724
	Visa Inc. Class A	129,626	24,771
	Intel Corp.	1,063,174	24,368
	Computer Sciences Corp.	378,472	19,582
	QUALCOMM Inc.	273,607	18,430
	Mastercard Inc. Class A	26,599	17,895
	Texas Instruments Inc.	413,652	16,658
	Fidelity National Information
	Services Inc.	348,578	16,188
	LSI Corp.	2,003,670	15,669
	Symantec Corp.	615,910	15,244
	Western Digital Corp.	231,875	14,701
	Motorola Solutions Inc.	212,780	12,635
*	Autodesk Inc.	292,200	12,030
	TE Connectivity Ltd.	215,861	11,177
*	VeriSign Inc.	208,841	10,628
	Western Union Co.	556,662	10,387
	CA Inc.	345,960	10,265
	Seagate Technology plc	226,260	9,897
*	Electronic Arts Inc.	348,390	8,901
	Harris Corp.	120,720	7,159
*	Lam Research Corp.	139,030	7,117
	Broadcom Corp. Class A	240,870	6,265
	EMC Corp.	223,831	5,721
*	Juniper Networks Inc.	279,820	5,557
*	Fiserv Inc.	52,380	5,293
	Accenture plc Class A	71,100	5,236
	Automatic Data Processing
	Inc.	55,610	4,025
*	Red Hat Inc.	77,600	3,580
	Corning Inc.	215,649	3,146

21

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Cognizant Technology
	Solutions Corp. Class A	35,000	2,874
*	First Solar Inc.	52,870	2,126
*	NCR Corp.	50,700	2,008
*	Zebra Technologies Corp.	40,384	1,839
*	eBay Inc.	24,738	1,380
	Paychex Inc.	30,480	1,239
	Dell Inc.	83,700	1,153
*	Adobe Systems Inc.	20,284	1,054
*	FleetCor Technologies Inc.	7,900	870
*	Teradyne Inc.	50,840	840
*	F5 Networks Inc.	8,723	748
	Jabil Circuit Inc.	30,700	666
*	Akamai Technologies Inc.	12,050	623
	Marvell Technology
	Group Ltd.	49,300	567
*	CoreLogic Inc.	20,000	541
	AOL Inc.	13,000	450
*	Net 1 UEPS Technologies
	Inc.	24,400	293
*	Advanced Micro Devices
	Inc.	50,940	194
*	Brightcove Inc.	14,200	160
*	Silicon Image Inc.	28,300	151
*	Quantum Corp.	65,900	91
*	Vocus Inc.	7,200	67
*	PMC - Sierra Inc.	8,000	53
*	Fortinet Inc.	2,100	43
*	Aeroflex Holding Corp.	3,500	25
*	Mattson Technology Inc.	9,100	22
*	MoneyGram International Inc.	1,093	21
*	NCI Inc. Class A	3,244	18
*	Agilysys Inc.	1,500	18
*	Novatel Wireless Inc.	5,788	15
*	AsiaInfo-Linkage Inc.	1,100	13
*	Identive Group Inc.	17,600	12
	Broadridge Financial
	Solutions Inc.	349	11
*	UTStarcom Holdings Corp.	1,453	4
*	Amtech Systems Inc.	500	4
*	Dynamics Research Corp.	300	2
	Pulse Electronics Corp.	540	2
*	Smith Micro Software Inc.	969	1
*	Powerwave Technologies
	Inc.	15,776	—
*	FriendFinder Networks Inc.	1,250	—
			744,830
Materials (3.4%)
	LyondellBasell Industries NV
	Class A	257,542	18,860
	PPG Industries Inc.	112,622	18,815
	Monsanto Co.	139,100	14,518
	Sealed Air Corp.	515,080	14,005
	Dow Chemical Co.	355,403	13,647
	International Paper Co.	222,500	9,968

	Avery Dennison Corp.	204,690	8,908
	CF Industries Holdings Inc.	41,450	8,739
	Valspar Corp.	133,500	8,468
	Ball Corp.	156,036	7,003
*	Owens-Illinois Inc.	221,242	6,642
	EI du Pont de
	Nemours & Co.	112,086	6,564
	Sherwin-Williams Co.	27,700	5,046
	Mosaic Co.	93,400	4,018
	Alcoa Inc.	491,150	3,988
	Newmont Mining Corp.	132,660	3,728
	Ecolab Inc.	32,400	3,200
	Vulcan Materials Co.	50,591	2,621
	Freeport-McMoRan Copper
	& Gold Inc.	55,463	1,835
	Nucor Corp.	37,190	1,823
	Eastman Chemical Co.	23,390	1,822
	Praxair Inc.	14,350	1,725
	Airgas Inc.	11,740	1,245
	FMC Corp.	6,615	474
	Bemis Co. Inc.	12,000	468
	International Flavors &
	Fragrances Inc.	4,283	352
*	Mercer International Inc.	49,427	350
	Rockwood Holdings Inc.	5,200	348
	Axiall Corp.	7,600	287
	Mesabi Trust	3,098	68
	FutureFuel Corp.	3,649	66
	Huntsman Corp.	2,300	47
	Myers Industries Inc.	2,100	42
*	Taminco Corp.	1,514	31
*	Clearwater Paper Corp.	500	24
*	General Moly Inc.	1,731	3
*	Vista Gold Corp.	4,200	2
			169,750
Telecommunication Services (2.7%)
	AT&T Inc.	2,126,599	71,922
	Verizon Communications
	Inc.	849,644	39,644
	CenturyLink Inc.	421,400	13,224
*	Crown Castle International
	Corp.	77,350	5,649
*	Sprint Corp.	360,115	2,236
	Frontier Communications
	Corp.	490,500	2,045
^	Windstream Holdings Inc.	212,500	1,700
			136,420
Utilities (2.4%)
	AES Corp.	1,605,341	21,335
	PPL Corp.	404,813	12,298
	Northeast Utilities	286,239	11,807
	PG&E Corp.	249,900	10,226
	Edison International	214,600	9,884
	DTE Energy Co.	138,700	9,151

22

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Pinnacle West Capital Corp.	157,100	8,600
	Ameren Corp.	238,226	8,300
	AGL Resources Inc.	150,800	6,941
	CMS Energy Corp.	260,600	6,859
	Dominion Resources Inc.	43,304	2,706
	Southern Co.	61,750	2,543
	NextEra Energy Inc.	29,940	2,400
	CenterPoint Energy Inc.	65,442	1,569
	American Electric
	Power Co. Inc.	29,290	1,270
	Entergy Corp.	15,520	981
	Duke Energy Corp.	12,830	857
	ONEOK Inc.	13,430	716
	Xcel Energy Inc.	23,000	635
	Exelon Corp.	11,250	333
	NiSource Inc.	2,700	83
	NorthWestern Corp.	1,700	76
*	Dynegy Inc.	1,224	24
*	NRG Yield Inc. Class A	49	2
			119,596
Total Common Stocks
(Cost $4,198,070)			4,909,800
Temporary Cash Investments (2.5%)[1]
Money Market Fund (2.4%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.112%	119,495,495	119,495

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.1%)
4	Federal Home Loan Bank
	Discount Notes,
	0.100%, 1/15/14	1,000	1,000
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.070%, 3/12/14	300	300
[5,6]	Freddie Mac Discount Notes,
	0.073%, 11/12/13	5,000	4,999
6	Freddie Mac Discount Notes,
	0.095%, 11/18/13	100	100
			6,399
Total Temporary Cash Investments
(Cost $125,895)			125,894
Total Investments (100.2%)
(Cost $4,323,965)			5,035,694
Other Assets and Liabilities (-0.2%)
Other Assets			56,186
Liabilities[3]			(65,369)
			(9,183)
Net Assets (100%)			5,026,511

23

Growth and Income Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	4,624,040
Undistributed Net Investment Income	10,362
Accumulated Net Realized Losses	(318,806)
Unrealized Appreciation (Depreciation)
Investment Securities	711,729
Futures Contracts	(814)
Net Assets	5,026,511

Investor Shares—Net Assets
Applicable to 79,654,920 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,869,385
Net Asset Value Per Share—
Investor Shares	$36.02

Admiral Shares—Net Assets
Applicable to 36,673,312 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,157,126
Net Asset Value Per Share—
Admiral Shares	$58.82

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $472,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $541,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $5,299,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

24

Growth and Income Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Dividends[1]	104,943
Interest[2]	185
Securities Lending	259
Total Income	105,387
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,172
Performance Adjustment	536
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,168
Management and Administrative—Admiral Shares	2,097
Marketing and Distribution—Investor Shares	442
Marketing and Distribution—Admiral Shares	251
Custodian Fees	228
Auditing Fees	28
Shareholders’ Reports—Investor Shares	77
Shareholders’ Reports—Admiral Shares	10
Trustees’ Fees and Expenses	15
Total Expenses	15,024
Expenses Paid Indirectly	(51)
Net Expenses	14,973
Net Investment Income	90,414
Realized Net Gain (Loss)
Investment Securities Sold	598,924
Futures Contracts	18,833
Realized Net Gain (Loss)	617,757
Change in Unrealized Appreciation (Depreciation)
Investment Securities	125,658
Futures Contracts	200
Change in Unrealized Appreciation (Depreciation)	125,858
Net Increase (Decrease) in Net Assets Resulting from Operations	834,029
1 Dividends are net of foreign withholding taxes of $201,000.
2 Interest income from an affiliated company of the fund was $177,000.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Growth and Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	90,414	81,914
Realized Net Gain (Loss)	617,757	463,150
Change in Unrealized Appreciation (Depreciation)	125,858	558,291
Net Increase (Decrease) in Net Assets Resulting from Operations	834,029	1,103,355
Distributions
Net Investment Income
Investor Shares	(53,617)	(51,327)
Admiral Shares	(36,430)	(27,485)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(90,047)	(78,812)
Capital Share Transactions
Investor Shares	(383,262)	(437,673)
Admiral Shares	276,911	122,956
Net Increase (Decrease) from Capital Share Transactions	(106,351)	(314,717)
Total Increase (Decrease)	637,631	709,826
Net Assets
Beginning of Period	4,388,880	3,679,054
End of Period[1]	5,026,511	4,388,880

1 Net Assets—End of Period includes undistributed net investment income of $10,362,000 and $9,985,000.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Growth and Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$30.73	$23.86	$23.98	$22.34	$25.84
Investment Operations
Net Investment Income	. 631	. 549.482		.418	.447
Net Realized and Unrealized Gain (Loss)
on Investments	5.288	6.846	(.124)	1.630	(3.453)
Total from Investment Operations	5.919	7.395	.358	2.048	(3.006)
Distributions
Dividends from Net Investment Income	(. 629)	(. 525)	(. 478)	(.408)	(.494)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 629)	(. 525)	(. 478)	(.408)	(.494)
Net Asset Value, End of Period	$36.02	$30.73	$23.86	$23.98	$22.34

Total Return[1]	19.54%	31.27%	1.28%	9.24%	-11.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,869	$2,798	$2,548	$3,020	$3,253
Ratio of Total Expenses to
Average Net Assets[2]	0.36%	0.36%	0.32%	0.32%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.90%	1.94%	1.78%	1.74%	2.28%
Portfolio Turnover Rate	109%	102%	120%	94%	83%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, (0.04%), (0.04%), and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

27

Growth and Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$50.18	$38.97	$39.15	$36.48	$42.20
Investment Operations
Net Investment Income	1.097	.952	.832	.722	.775
Net Realized and Unrealized Gain (Loss)
on Investments	8.633	11.168	(.199)	2.666	(5.638)
Total from Investment Operations	9.730	12.120	.633	3.388	(4.863)
Distributions
Dividends from Net Investment Income	(1.090)	(.910)	(.813)	(.718)	(.857)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.090)	(.910)	(.813)	(.718)	(.857)
Net Asset Value, End of Period	$58.82	$50.18	$38.97	$39.15	$36.48

Total Return	19.69%	31.40%	1.39%	9.37%	-11.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,157	$1,591	$1,131	$1,199	$1,441
Ratio of Total Expenses to
Average Net Assets[1]	0.26%	0.25%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.00%	2.05%	1.89%	1.85%	2.42%
Portfolio Turnover Rate	109%	102%	120%	94%	83%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, (0.04%), (0.04%), and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

28

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2013, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

29

Growth and Income Fund

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. D. E. Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of D. E. Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc., are subject to quarterly adjustments based on performance since September 30, 2011, relative to the S&P 500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $796,000 for the year ended September 30, 2013.

For the year ended September 30, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets, before an increase of $536,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2013, the fund had contributed capital of $599,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

30

Growth and Income Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2013, these arrangements reduced the fund’s expenses by $51,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,909,800	—	—
Temporary Cash Investments	119,495	6,399	—
Futures Contracts—Liabilities[1]	(777)	—	—
Total	5,028,518	6,399	—
1 Represents variation margin on the last day of the reporting period.

F. At September 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value Long	Appreciation
Futures Contracts	Expiration	Contracts	(Short)	(Depreciation)
S&P 500 Index	December 2013	245	102,551	(758)
E-mini S&P 500 Index	December 2013	61	5,106	(56)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

31

Growth and Income Fund

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2013, the fund realized gains on the sale of passive foreign investment companies of $10,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2013, the fund had $22,943,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $618,652,000 to offset taxable capital gains realized during the year ended September 30, 2013. At September 30, 2013, the fund had available capital losses totaling $318,390,000 to offset future net capital gains through September 30, 2018.

At September 30, 2013, the cost of investment securities for tax purposes was $4,325,784,000. Net unrealized appreciation of investment securities for tax purposes was $709,910,000, consisting of unrealized gains of $779,991,000 on securities that had risen in value since their purchase and $70,081,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended September 30, 2013, the fund purchased $4,948,092,000 of investment securities and sold $5,069,798,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	212,836	6,415	196,350	6,915
Issued in Lieu of Cash Distributions	52,142	1,640	49,896	1,822
Redeemed	(648,240)	(19,450)	(683,919)	(24,460)
Net Increase (Decrease)—Investor Shares	(383,262)	(11,395)	(437,673)	(15,723)
Admiral Shares
Issued	485,483	8,814	303,344	6,585
Issued in Lieu of Cash Distributions	33,824	649	25,393	568
Redeemed	(242,396)	(4,496)	(205,781)	(4,475)
Net Increase (Decrease) —Admiral Shares	276,911	4,967	122,956	2,678

J. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Growth and Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (constituting a separate portfolio of Vanguard Quantitative Funds, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 7, 2013

Special 2013 tax information (unaudited) for Vanguard Growth and Income Fund

This information for the fiscal year ended September 30, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $90,047,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

33

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Growth and Income Fund Investor Shares

Periods Ended September 30, 2013

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	19.54%	9.02%	6.89%
Returns After Taxes on Distributions	19.11	8.68	6.39
Returns After Taxes on Distributions and Sale of Fund Shares	11.54	7.16	5.65

34

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with
$1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

35

Six Months Ended September 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	3/31/2013	9/30/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,083.66	$1.93
Admiral Shares	1,000.00	1,084.38	1.36
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.21	$1.88
Admiral Shares	1,000.00	1,023.76	1.32

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

36

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Growth and Income Fund has renewed the fund’s investment advisory arrangements with D. E. Shaw Investment Management, L.L.C. (DESIM), Los Angeles Capital Management and Equity Research, Inc. (LA Capital), and The Vanguard Group, Inc. (Vanguard), through its Equity Investment Group. The board determined that renewing the fund’s advisory arrangements was in the best interest of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of each advisor’s investment management services provided to the fund since 2011, and took into account the organizational depth and stability of each advisor. The board noted the following:

DESIM. Founded in 2005, DESIM is a global investment management and technology development firm. The firm employs quantitative models that seek to capture predominantly “bottom-up” stock-specific return opportunities while aiming to control overall portfolio risk and characteristics, such as size, sector weights, and style, to be similar to those of the benchmark. DESIM has managed a portion of the fund since 2011.

LA Capital. LA Capital was formed in 2002 from the equity portion of Wilshire Asset Management. The firm employs a quantitative model that seeks to emphasize stocks with characteristics that investors are currently seeking and to underweight stocks with characteristics that investors are currently avoiding. LA Capital has managed a portion of the fund since 2011.

Vanguard. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2011.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the fund’s investment performance since each advisor began managing the fund in 2011, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

37

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of DESIM and LA Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for DESIM and LA Capital. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

38

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

39

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

40

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five
Years: Chairman of the Board of The Vanguard Group,	Amy Gutmann
Inc., and of each of the investment companies served	Born 1949. Trustee Since June 2006. Principal
by The Vanguard Group, since January 2010; Director	Occupation(s) During the Past Five Years: President
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Christopher H.
Officer and President of The Vanguard Group and of	Browne Distinguished Professor of Political Science
each of the investment companies served by The	in the School of Arts and Sciences with secondary
Vanguard Group since 2008; Director of Vanguard	appointments at the Annenberg School for
Marketing Corporation; Managing Director of The	Communication and the Graduate School of Education
Vanguard Group (1995–2008).	of the University of Pennsylvania; Member of the
National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q930 112013

Annual Report | September 30, 2013

Vanguard Structured Equity Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Structured Large-Cap Equity Fund.	10
Structured Broad Market Fund.	25
About Your Fund’s Expenses.	42
Glossary.	44

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2013

Total
Returns
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	18.93%
Institutional Plus Shares	19.02
S&P 500 Index	19.34
Large-Cap Core Funds Average	19.85
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Structured Broad Market Fund
Institutional Shares	22.85%
Institutional Plus Shares	22.95
Russell 3000 Index	21.60
Multi-Cap Core Funds Average	22.81

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
September 30, 2012, Through September 30, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	$27.83	$32.42	$0.570	$0.000
Institutional Plus Shares	55.02	64.10	1.164	0.000
Vanguard Structured Broad Market Fund
Institutional Shares	$27.10	$32.59	$0.575	$0.000
Institutional Plus Shares	54.17	65.15	1.186	0.000

Chairman’s Letter

Dear Shareholder,

Sluggish but sustained growth in the U.S. economy was enough to lift investor sentiment and push the broad stock market significantly higher during the fiscal year ended September 30, 2013. Small-capitalization stocks gained even more than their larger-cap counterparts as investors looked to these riskier investments for potentially greater returns.

Given investors’ tilt toward smaller-cap stocks during the period, Vanguard Structured Broad Market Fund notched a better performance than its large-cap counterpart. The fund, which includes small-, mid-, and large-cap stocks, returned almost 23%, outpacing its benchmark, the Russell 3000 Index, by more than a percentage point and edging ahead of the average return of its peers as well.

Vanguard Structured Large-Cap Equity Fund returned about 19% over the same period, a little less than its bench-mark, the Standard & Poor’s 500 Index, and about a percentage point behind the average return of its peers.

In terms of sectors, industrials, consumer discretionary, health care, and financials each produced returns above 27% in both benchmarks, while utilities, technology, and telecommunication services were the laggards. Where stock choices helped or hurt relative performance, however, varied between the funds.

Note: If you hold shares in a taxable account, you may wish to review the table of after-tax returns, based on the highest federal income tax bracket, that appears later in this report.

Stocks dodged obstacles
to produce strong gains

Although their path wasn’t always smooth, U.S. stocks powered to a return of about 22% for the 12 months ended September 30. The U.S. economy delivered only modest growth over the fiscal year, but investors’ appetite for stocks seemed to increase faster than companies’ profits.

In mid-September, U.S. stocks jumped when the Federal Reserve surprised investors by announcing that it had no immediate plans to unwind its stimulative bond-buying program. But in the waning days of that month, stocks slid ahead of the partial federal government shutdown that began October 1.

It’s natural for investors to be concerned by the situation in Washington. But as Sarah Hammer, a senior analyst in Vanguard Investment Strategy Group, noted in the midst of the temporary shutdown, they shouldn’t be unduly influenced by these events. “Investors are often best served by sticking to their long-term investment plans and avoiding short-term decisions based on the legislative outlook,” Ms. Hammer said. Our recurrent advice to stick to your plan may lack pizzazz, but it’s proven to be sound counsel over the decades.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.91%	16.64%	10.53%
Russell 2000 Index (Small-caps)	30.06	18.29	11.15
Russell 3000 Index (Broad U.S. market)	21.60	16.76	10.58
MSCI All Country World Index ex USA (International)	16.48	5.95	6.26

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.68%	2.86%	5.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.21	3.24	5.98
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.07	0.14

CPI
Consumer Price Index	1.18%	2.34%	1.37%

International stocks generally posted strong results. Emerging-market stocks, however, lagged amid worries about slowing economic growth.

Bond returns were negative
despite September’s bounce

Investor concern about the Fed’s potential scaling back of its bond-buying program also affected the performance of bonds, which posted declines for the year. In September, however, bonds trimmed their losses after the Fed said it would continue the purchases.

The broad U.S. taxable bond market returned –1.68% for the fiscal year, and the yield of the 10-year Treasury note closed at 2.63%, down from 2.76% a month earlier. (Bond yields and prices move in opposite directions.) Municipal bonds returned –2.21% after rebounding a bit in September.

Money markets and savings accounts barely budged as the Fed’s target for short-term interest rates remained at 0%–0.25%.

Sources of strength and weakness differed from fund to fund

Like other funds that employ a quantitative investment strategy, the Structured Broad Market Fund and the Structured Large-Cap Equity Fund rely on a computer model to drive their stock selection process. What our funds’ model is looking for as it scans the U.S. market reflects the advisor’s convictions about which characteristics of a stock are most predictive of future outperformance.

That process resulted in the Broad Market Fund’s holding a selection of about 210 stocks at the end of the fiscal year, compared with approximately 2,970 in its benchmark. The comparable figures for the Large-Cap Equity Fund were about 180 and 500.

For both funds, the advisor’s quantitative analysis proved particularly successful among industrial stocks during the 12-month period. Airline-related holdings were among the top performers. There has been some consolidation in the industry contributing to fuller flights, less intense competition, and higher ticket prices, all meaning opportunity for higher profit margins.

For the Broad Market Fund, the consumer staples sector also generated outsized returns through a very narrow selection of the stocks of personal care companies and of food packagers and retailers.

In contrast, stock selection in technology, especially among software companies and computer hardware makers, was the main detractor from the fund’s performance relative to its benchmark.

For the Large-Cap Equity Fund, stock selection successes were more modest. The quantitative screening resulted in the fund’s holding some stocks that did better than the overall market in both the energy and materials sectors, notably oil and gas companies and chemical manufacturers. It also helped the fund to sidestep some pockets of stocks that did poorly over the

12-month period, including those of coal producers and of metals and mining companies.

Although stock selection was subpar in telecommunication services and health care, the fund’s biggest misstep was not holding some of the strongest performers in the financial sector.

Earlier disappointments continue
to weigh on the funds’ track records

As all seasoned investors can report, any given investment strategy tends to work better under some market conditions than others. Quantitative funds in general struggled during the financial crisis, when the stock market dropped sharply across the board, and then post-crisis, when the overall market rebounded. That’s not surprising, as the advisors of quantitative funds use computer models to identify individual stocks that are likely to perform better than their peers over time. This strategy has worked better in recent years, when stocks have generally moved less in lockstep with one another as investors focused more closely on the merits of individual companies.

So, although the Broad Market Fund outpaced its benchmark in each of the past three fiscal years, and the Large-Cap Equity Fund did so in two of those years, there have been periods when they have lagged. Compared with the average returns of their peers (which include

Total Returns
Inception Through September 30, 2013
Average
Annual Return
Structured Large-Cap Equity Fund Institutional Plus Shares (Returns since inception: 5/15/2006)	5.82%
S&P 500 Index	5.86
Large-Cap Core Funds Average	4.80
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Structured Broad Market Fund Institutional Plus Shares (Returns since inception: 5/3/2004)	7.23%
Russell 3000 Index	7.18
Multi-Cap Core Funds Average	6.24

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Investment insight

Don’t let a trick of the calendar alter your course
When making investment decisions, it’s important to weigh past returns with caution.
That’s because investment returns from any particular period are an unreliable anchor for gauging the future. They can be highly date-dependent.

For example, take the five-year average annual return for the broad U.S. stock market. That average just made a startling bounce: from 1.30% for the period ended September 30, 2012, to 10.58% for the period ended September 30, 2013.
True, the market returned a hearty 21.60% in the most recent 12 months, but that’s not enough to explain such a big leap in the average. Significantly, the year ended
September 30, 2008––when U.S. stocks returned –21.52% during the financial crisis––has now rolled off the five-year calculation.

The important thing to remember is that historical returns are just that: historical.
Basing investment decisions on such date-dependent snapshots could easily lead you to alter course––possibly in the wrong direction. Instead, Vanguard believes, you should build your asset allocation strategy on long-term risk-and-return relationships, always recognizing that no level of return is guaranteed.

Which five-year average should you count on?
(Answer: None of them!)
Average annual returns for U.S. stocks over five-year periods ended September 30

2007	16.18%
2008	5.70
2009	1.56
2010	0.92
2011	–0.92
2012	1.30
2013	10.58
Note: The U.S. stock market is represented by the Russell 3000 Index.
Source: Vanguard.

actively managed funds that do not use a quantitative approach), both funds have performed better since inception.

As stock markets climb, the wisdom of rebalancing holds true

More than four years have passed since the U.S. stock markets began an impressive recovery from the depths of the 2008–2009 global financial crisis. The S&P 500 Index has gone from a low of 676 on March 9, 2009, to a close of 1,681 on September 30, 2013, a cumulative total return of 149% through the end of September.

Such a strong recovery is, of course, a welcome development that few would have predicted four years ago. And investors who had the discipline to maintain their stock allocation as part of a balanced, diversified portfolio have been able to more than recoup their crisis-era losses.

Discipline is just as important in good times as it is in bad. At Vanguard, we have long counseled investors to “stay the course”—to maintain a long-term commitment to a sensible portfolio. But staying the course doesn’t mean you should avoid taking action altogether.

Over time, returns will shift the weighting of stocks and bonds in a portfolio, and its asset mix may become more aggressive than originally planned. To manage this risk, investors should periodically consider rebalancing, or adjusting their asset allocation to bring it back to its target.

For example, you should consider rebalancing if you’ve established a 60%/40% stock/bond portfolio and you find that your target allocation is now off by 5 percentage points or more. (For more on this topic, see

Best Practices for Portfolio Rebalancing, available at vanguard.com/research.)

I realize that it’s not easy to contemplate rebalancing when stocks have surged and expectations for bond returns are very modest. However, we believe that bonds will continue to play a valuable role in helping to smooth out stocks’ volatility. Without rebalancing, investors could end up with a portfolio that’s very different—and potentially more risky—than they intended.

As always, thank you for investing with Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
October 17, 2013

Advisor’s Report

For the 12-month period ended September 30, 2013, Vanguard Structured Large-Cap Equity Fund returned 18.93% for Institutional Shares and 19.02% for Institutional Plus Shares, slightly lagging the 19.34% return of its benchmark, the S&P 500 Index.

Vanguard Structured Broad Market Fund returned 22.85% for Institutional Shares and 22.95% for Institutional Plus Shares, outperforming its benchmark, the Russell 3000 Index, which returned 21.60%.

U.S. equities in general experienced above-average returns over this 12-month period; however, small-capitalization stocks significantly outpaced larger-cap equities. Globally, the U.S. market provided returns similar to those of other developed countries, while emerging-market returns were basically flat. Within the broad U.S. universe, all ten sectors generated gains. Results were best among consumer discretionary, industrial, and health care companies. Telecommunication services, utilities, and information technology companies were the laggards, though all rose.

Investors seemed to gain confidence at the start of the fiscal year as economic data around the world continued to improve, albeit at a snail’s pace. Here in the United States, the housing market continued its recovery, the unemployment rate slowly decreased, corporate balance sheets were strong, and profits held up. And the longer-term economic outlook was one of cautious optimism, with GDP growth expected to accelerate in 2014 and 2015.

Macroeconomic events, however, grabbed the headlines recently, which translated into greater market volatility. The Federal Reserve’s mixed signals on tapering its quantitative easing program, a jump in interest rates, and the budget deadlock between Congress and the White House that threatened to force a federal government shutdown (and did so on October 1) left investors guessing as to the market’s prospects for the near term.

Although such dramas influence stock performance in the short run, we believe that long-term investing requires a focus on the underlying factors that influence companies’ growth.

Our investment process is not unlike that of traditional fundamental managers, in that we employ a combination of valuation and other basic measures in assessing stocks. However, we do this through a strict quantitative process that compares all stocks in our investment universe to highlight those with the potential to outperform the rest over the long run. As we construct a portfolio using the results from our model, we seek to minimize deviations from the benchmark’s characteristics in areas where we think there would be no reward. We believe that this metrics-focused process enables us to take advantage of inefficiencies in the market caused by biases in investor behavior.

The model’s effectiveness across sectors was mixed during the period. For the Structured Large-Cap Equity Fund, stock selection produced positive results relative to the index in most sectors, notably energy, industrials, and materials; we underperformed in health care and financials. In the Structured Broad Market Fund, our stock selection had positive results in five sectors, with the most benefit coming from holdings in industrials and consumer staples. In contrast, utilities and information technology were the laggards in terms of relative performance.

Structured Large-Cap Equity Fund

At the individual stock level, the largest contributions came from overweight positions in Kroger, Western Digital, and Boeing. In addition, in performance relative to the benchmark, we benefited from underweighting or avoiding poorly performing stocks such as Newmont Mining and Apple.

Unfortunately, we were not able to avoid all bad performers. Overweight positions in CF Industries, IBM, and AT&T directly lowered performance. Also, underweighting certain companies that our model’s fundamental measures did not highlight, such as Gilead Sciences and Citigroup, hurt our overall outperformance relative to our benchmark.

Structured Broad Market Fund

At the individual stock level, the largest contributors were overweight positions in Pilgrim’s Pride, Delta Air Lines, and Nu Skin Enterprises. Also helpful, in terms of relative results, was underweighting or avoiding poorly performing stocks such as EMC and Newmont Mining.

Overweight positions in CF Industries and IBM subtracted from performance. Also, underweighting companies like Citigroup and Gilead Sciences, which were not singled out by our model, reduced our outperformance of the benchmark.

Although equity markets have seen an increase in overall volatility, which is not surprising given how quickly stocks have risen domestically and internationally, we argue that investors would be better off paying less attention to the short-term gyrations in stock prices.

Strategies such as ours shift the focus back to company fundamentals by seeking to capture the spread between undervalued and overvalued stocks, which we believe will provide worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will continue to play an important part in a diversified investment plan.

We thank you for your investment and look forward to the new fiscal year.

James P. Stetler
Principal and Portfolio Manager

James D. Troyer, CFA
Principal and Portfolio Manager

Michael R. Roach, CFA
Portfolio Manager

Vanguard Equity Investment Group

October 21, 2013

Structured Large-Cap Equity Fund

Fund Profile
As of September 30, 2013

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSLIX	VSLPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	2.00%	2.07%

Portfolio Characteristics
			DJ U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	176	500	3,636
Median Market Cap	$53.9B	$64.9B	$40.2B
Price/Earnings Ratio	16.6x	17.9x	19.5x
Price/Book Ratio	2.4x	2.5x	2.5x
Return on Equity	16.8%	17.9%	16.5%
Earnings Growth
Rate	11.5%	10.9%	11.1%
Dividend Yield	2.2%	2.1%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	62%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
			Total
		S&P 500	Market
	Fund	Index	FA Index
Consumer
Discretionary	12.6%	12.5%	13.3%
Consumer Staples	10.3	10.0	8.7
Energy	9.9	10.5	9.6
Financials	16.8	16.3	17.3
Health Care	12.8	13.0	12.6
Industrials	10.4	10.7	11.4
Information
Technology	17.8	17.9	17.9
Materials	3.9	3.5	3.8
Telecommunication
Services	2.9	2.4	2.2
Utilities	2.6	3.2	3.2

Volatility Measures

		DJ U.S.
	S&P 500	Total Market
	Index	FA Index
R-Squared	0.99	0.98
Beta	1.01	0.95

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	2.3%
Johnson & Johnson	Pharmaceuticals	2.1
Exxon Mobil Corp.	Integrated Oil & Gas	2.0
General Electric Co.	Industrial
	Conglomerates	1.9
Wells Fargo & Co.	Diversified Banks	1.8
JPMorgan Chase & Co.	Diversified Financial
	Services	1.8
International Business	IT Consulting &
Machines Corp.	Other Services	1.6
AT&T Inc.	Integrated
	Telecommunication
	Services	1.5
Bank of America Corp.	Diversified Financial
	Services	1.5
Chevron Corp.	Integrated Oil & Gas	1.5
Top Ten		18.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2013. For the fiscal year ended September 30, 2013, the expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Large-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 16, 2006, Through September 30, 2013

Initial Investment of $5,000,000

			Average Annual Total Returns
		Periods Ended September 30, 2013
				Since	Final Value
		One	Five	Inception	of a $5,000,000
		Year	Years	(5/16/2006)	Investment
	Structured Large-Cap Equity
	Fund*Institutional Shares	18.93%	10.04%	5.76%	$7,556,130

••••••••	S&P 500 Index	19.34	10.02	5.89	7,623,218

– – – –	Large-Cap Core Funds Average	19.85	8.88	4.82	7,077,459
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	21.44	10.69	6.35	7,875,402

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $200,000,000
	Year	Years	(5/15/2006)	Investment
Structured Large-Cap Equity Fund Institutional
Plus Shares	19.02%	10.12%	5.82%	$303,521,265
S&P 500 Index	19.34	10.02	5.86	282,645,397
Dow Jones U.S. Total Stock Market Float
Adjusted Index	21.44	10.69	6.33	314,539,987

"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Structured Large-Cap Equity Fund

Fiscal-Year Total Returns (%): May 16, 2006, Through September 30, 2013

Structured Large-Cap Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (12.6%)
	Home Depot Inc.	107,275	8,137
	Comcast Corp. Class A	166,900	7,536
	Time Warner Inc.	93,400	6,147
	NIKE Inc. Class B	81,100	5,891
	Viacom Inc. Class B	59,400	4,965
	Lowe’s Cos. Inc.	93,050	4,430
	Time Warner Cable Inc.	38,800	4,330
*	O’Reilly Automotive Inc.	31,900	4,070
	Whirlpool Corp.	26,200	3,837
	TJX Cos. Inc.	67,200	3,789
	Wynn Resorts Ltd.	23,800	3,761
	Gap Inc.	87,500	3,524
	Macy’s Inc.	79,900	3,457
	GameStop Corp. Class A	66,700	3,312
	Starwood Hotels & Resorts
	Worldwide Inc.	48,400	3,216
	Ford Motor Co.	151,500	2,556
	Walt Disney Co.	23,879	1,540
*	Goodyear Tire & Rubber Co.	66,600	1,495
*	Amazon.com Inc.	4,700	1,469
	Newell Rubbermaid Inc.	47,400	1,304
	H&R Block Inc.	38,700	1,032
	McDonald’s Corp.	10,147	976
	PetSmart Inc.	11,300	862
	Gannett Co. Inc.	21,200	568
	Comcast Corp.	10,525	456
	CBS Corp. Class B	7,580	418
	Johnson Controls Inc.	4,700	195
	Target Corp.	2,800	179
			83,452
Consumer Staples (10.2%)
	PepsiCo Inc.	109,592	8,713
	CVS Caremark Corp.	111,800	6,345
	Procter & Gamble Co.	83,194	6,289
	Costco Wholesale Corp.	43,500	5,008
	Kimberly-Clark Corp.	50,600	4,767

Kraft Foods Group Inc.	89,266	4,681
Kroger Co.	108,800	4,389
General Mills Inc.	77,900	3,733
Hershey Co.	40,100	3,709
JM Smucker Co.	33,800	3,550
Wal-Mart Stores Inc.	45,146	3,339
Coca-Cola Co.	81,880	3,102
Archer-Daniels-Midland Co.	79,700	2,936
Philip Morris
International Inc.	31,736	2,748
Altria Group Inc.	75,200	2,583
Tyson Foods Inc. Class A	59,800	1,691
Reynolds American Inc.	5,800	283
Colgate-Palmolive Co.	2,200	130
		67,996
Energy (9.8%)
Exxon Mobil Corp.	152,639	13,133
Chevron Corp.	80,856	9,824
ConocoPhillips	101,459	7,052
Anadarko Petroleum Corp.	57,500	5,347
EOG Resources Inc.	28,900	4,892
Hess Corp.	55,300	4,277
Schlumberger Ltd.	47,625	4,208
Chesapeake Energy Corp.	139,500	3,610
Marathon Petroleum Corp.	51,150	3,290
Valero Energy Corp.	94,000	3,210
Phillips 66	40,379	2,335
Helmerich & Payne Inc.	33,500	2,310
Devon Energy Corp.	17,000	982
Murphy Oil Corp.	8,000	483
Noble Energy Inc.	4,400	295
Cabot Oil & Gas Corp.	5,200	194
		65,442
Financials (16.7%)
Wells Fargo & Co.	293,635	12,133
JPMorgan Chase & Co.	232,779	12,032
Bank of America Corp.	711,953	9,825
Citigroup Inc.	132,025	6,405

Structured Large-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Goldman Sachs Group Inc.	38,900	6,154
	American International
	Group Inc.	99,600	4,844
*	Berkshire Hathaway Inc.
	Class B	40,505	4,598
	State Street Corp.	69,900	4,596
	Travelers Cos. Inc.	53,600	4,544
	Aflac Inc.	71,900	4,457
	Discover Financial Services	83,150	4,202
	Allstate Corp.	80,700	4,079
	Fifth Third Bancorp	203,500	3,671
	XL Group plc Class A	104,900	3,233
	Public Storage	16,100	2,585
	Regions Financial Corp.	265,600	2,460
	BlackRock Inc.	8,000	2,165
	Comerica Inc.	51,800	2,036
	Simon Property Group Inc.	13,600	2,016
	Plum Creek Timber Co. Inc.	41,900	1,962
	Lincoln National Corp.	46,200	1,940
	Ventas Inc.	30,800	1,894
*	Berkshire Hathaway Inc.
	Class A	11	1,875
	Weyerhaeuser Co.	60,600	1,735
	Kimco Realty Corp.	57,200	1,154
	Apartment Investment &
	Management Co. Class A	38,800	1,084
	PNC Financial Services
	Group Inc.	13,900	1,007
	US Bancorp	26,800	980
	Ameriprise Financial Inc.	8,500	774
	Bank of New York
	Mellon Corp.	11,100	335
	ACE Ltd.	2,100	197
			110,972
Health Care (12.8%)
	Johnson & Johnson	162,446	14,083
	Pfizer Inc.	309,976	8,899
*	Celgene Corp.	41,000	6,311
	AbbVie Inc.	136,968	6,127
	Medtronic Inc.	106,600	5,677
	Eli Lilly & Co.	107,487	5,410
	McKesson Corp.	36,200	4,645
*	Mylan Inc.	110,100	4,203
	Cigna Corp.	53,500	4,112
*	Express Scripts Holding Co.	61,900	3,824
	Becton Dickinson and Co.	38,100	3,811
	Amgen Inc.	31,100	3,481
*	CareFusion Corp.	85,700	3,162
	Merck & Co. Inc.	61,144	2,911
*	Biogen Idec Inc.	11,100	2,672
	WellPoint Inc.	27,800	2,324
	Abbott Laboratories	44,900	1,490

	AmerisourceBergen Corp.
	Class A	14,000	855
*	Gilead Sciences Inc.	12,600	792
			84,789
Industrials (10.4%)
	General Electric Co.	539,022	12,877
	Boeing Co.	58,500	6,874
	Honeywell International Inc.	70,900	5,888
	United Parcel Service Inc.
	Class B	63,921	5,840
	Lockheed Martin Corp.	38,300	4,885
	General Dynamics Corp.	52,300	4,577
	Raytheon Co.	57,300	4,416
	Northrop Grumman Corp.	46,016	4,383
	Union Pacific Corp.	24,900	3,868
	L-3 Communications
	Holdings Inc.	37,900	3,582
	Ingersoll-Rand plc	52,300	3,396
	Delta Air Lines Inc.	139,500	3,291
	Dun & Bradstreet Corp.	30,700	3,188
	CSX Corp.	38,800	999
	Masco Corp.	21,700	462
	United Technologies Corp.	3,986	430
			68,956
Information Technology (17.7%)
	Apple Inc.	32,682	15,581
	International Business
	Machines Corp.	57,740	10,692
	Microsoft Corp.	270,941	9,025
*	Google Inc. Class A	8,205	7,187
	Mastercard Inc. Class A	9,500	6,391
	Cisco Systems Inc.	222,315	5,207
	Hewlett-Packard Co.	242,050	5,078
	Texas Instruments Inc.	124,700	5,022
	Intuit Inc.	63,700	4,224
	Motorola Solutions Inc.	66,250	3,934
	Fidelity National Information
	Services Inc.	83,000	3,855
	Symantec Corp.	153,300	3,794
	Accenture plc Class A	50,200	3,697
	Xerox Corp.	358,700	3,691
	Computer Sciences Corp.	71,300	3,689
	Western Digital Corp.	57,700	3,658
	Seagate Technology plc	82,200	3,596
	Applied Materials Inc.	185,700	3,257
	LSI Corp.	396,800	3,103
*	Electronic Arts Inc.	117,400	3,000
*	Yahoo! Inc.	57,400	1,903
	Oracle Corp.	53,488	1,774
	Intel Corp.	69,953	1,603
	QUALCOMM Inc.	23,157	1,560
*	Fiserv Inc.	11,400	1,152

Structured Large-Cap Equity Fund

		Market
		Value
	Shares	($000)
TE Connectivity Ltd.	19,000	984
Visa Inc. Class A	3,800	726
* Cognizant Technology
Solutions Corp. Class A	4,800	394
		117,777
Materials (3.9%)
Dow Chemical Co.	138,800	5,330
LyondellBasell Industries
NV Class A	65,900	4,826
PPG Industries Inc.	22,614	3,778
International Paper Co.	81,000	3,629
CF Industries Holdings Inc.	15,185	3,201
Avery Dennison Corp.	69,000	3,003
EI du Pont de Nemours
& Co.	24,300	1,423
Sherwin-Williams Co.	3,300	601
Bemis Co. Inc.	7,700	300
		26,091
Telecommunication Services (2.9%)
AT&T Inc.	298,435	10,093
Verizon
Communications Inc.	164,896	7,694
CenturyLink Inc.	47,900	1,503
		19,290
Utilities (2.6%)
Edison International	85,400	3,933
AES Corp.	269,300	3,579
AGL Resources Inc.	75,800	3,489
Pinnacle West Capital Corp.	49,800	2,726
DTE Energy Co.	38,000	2,507
PPL Corp.	19,900	605
PG&E Corp.	5,600	229
Public Service
Enterprise Group Inc.	5,800	191
		17,259
Total Common Stocks
(Cost $532,585)		662,024

Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
2 Vanguard Market Liquidity
Fund, 0.112%	2,315,708	2,316

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[3,4] Fannie Mae Discount
Notes, 0.098%, 11/6/13	200	200
Total Temporary Cash Investments
(Cost $2,516)		2,516
Total Investments (100.0%)
(Cost $535,101)		664,540
Other Assets and Liabilities (0.0%)
Other Assets		841
Liabilities		(984)
		(143)
Net Assets (100%)		664,397

Structured Large-Cap Equity Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	647,688
Undistributed Net Investment Income	8,271
Accumulated Net Realized Losses	(120,981)
Unrealized Appreciation (Depreciation)
Investment Securities	129,439
Futures Contracts	(20)
Net Assets	664,397

Institutional Shares—Net Assets
Applicable to 1,608,164 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	52,139
Net Asset Value Per Share—
Institutional Shares	$32.42

Institutional Plus Shares—Net Assets
Applicable to 9,551,653 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	612,258
Net Asset Value Per Share—
Institutional Plus Shares	$64.10

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Dividends	13,056
Interest[1]	5
Securities Lending	1
Total Income	13,062
Expenses
The Vanguard Group—Note B
Investment Advisory Services	452
Management and Administrative—Institutional Shares	19
Management and Administrative—Institutional Plus Shares	378
Marketing and Distribution—Institutional Shares	4
Marketing and Distribution—Institutional Plus Shares	67
Custodian Fees	11
Auditing Fees	30
Trustees’ Fees and Expenses	1
Total Expenses	962
Net Investment Income	12,100
Realized Net Gain (Loss)
Investment Securities Sold	62,661
Futures Contracts	270
Realized Net Gain (Loss)	62,931
Change in Unrealized Appreciation (Depreciation)
Investment Securities	21,080
Futures Contracts	(11)
Change in Unrealized Appreciation (Depreciation)	21,069
Net Increase (Decrease) in Net Assets Resulting from Operations	96,100
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,100	10,050
Realized Net Gain (Loss)	62,931	30,061
Change in Unrealized Appreciation (Depreciation)	21,069	85,517
Net Increase (Decrease) in Net Assets Resulting from Operations	96,100	125,628
Distributions
Net Investment Income
Institutional Shares	(313)	(271)
Institutional Plus Shares	(10,525)	(9,009)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(10,838)	(9,280)
Capital Share Transactions
Institutional Shares	34,877	9
Institutional Plus Shares	31,530	5,674
Net Increase (Decrease) from Capital Share Transactions	66,407	5,683
Total Increase (Decrease)	151,669	122,031
Net Assets
Beginning of Period	512,728	390,697
End of Period[1]	664,397	512,728
1 Net Assets—End of Period includes undistributed net investment income of $8,271,000 and $7,009,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$27.83	$21.49	$20.97	$19.47	$22.56
Investment Operations
Net Investment Income	. 618.531		.428[1]	.366	.546
Net Realized and Unrealized Gain (Loss)
on Investments	4.542	6.306	.458	1.505	(2.993)
Total from Investment Operations	5.160	6.837	.886	1.871	(2.447)
Distributions
Dividends from Net Investment Income	(.570)	(.497)	(. 366)	(. 371)	(.643)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.570)	(.497)	(. 366)	(. 371)	(.643)
Net Asset Value, End of Period	$32.42	$27.83	$21.49	$20.97	$19.47

Total Return	18.93%	32.32%	4.14%	9.68%	-10.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$52	$15	$12	$95	$106
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.09%	2.10%	1.95%	1.86%	2.33%
Portfolio Turnover Rate	62%	64%	67%	61%	80%[2]

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$55.02	$42.48	$41.98	$38.97	$45.15
Investment Operations
Net Investment Income	1.207	1.084	.910[1]	.768	1.116
Net Realized and Unrealized Gain (Loss)
on Investments	9.037	12.466	. 906	3.014	(5.980)
Total from Investment Operations	10.244	13.550	1.816	3.782	(4.864)
Distributions
Dividends from Net Investment Income	(1.164)	(1.010)	(1.316)	(.772)	(1.316)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.164)	(1.010)	(1.316)	(.772)	(1.316)
Net Asset Value, End of Period	$64.10	$55.02	$42.48	$41.98	$38.97

Total Return	19.02%	32.42%	4.18%	9.78%	-10.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$612	$497	$379	$570	$467
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.16%	2.17%	2.02%	1.93%	2.41%
Portfolio Turnover Rate	62%	64%	67%	61%	80%[2]

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are available to investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

Structured Large-Cap Equity Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2013, the fund had contributed capital of $75,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Structured Large-Cap Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	662,024	—	—
Temporary Cash Investments	2,316	200	—
Futures Contracts—Liabilities[1]	(17)	—	—
Total	664,323	200	—

1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2013	18	1,507	(17)
S&P 500 Index	December 2013	2	837	(3)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Structured Large-Cap Equity Fund

For tax purposes, at September 30, 2013, the fund had $8,783,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $62,920,000 to offset taxable capital gains realized during the year ended September 30, 2013. At September 30, 2013, the fund had available capital losses totaling $121,009,000 to offset future net capital gains of $8,299,000 through September 30, 2017, and $112,710,000 through September 30, 2018.

At September 30, 2013, the cost of investment securities for tax purposes was $535,101,000. Net unrealized appreciation of investment securities for tax purposes was $129,439,000, consisting of unrealized gains of $131,386,000 on securities that had risen in value since their purchase and $1,947,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2013, the fund purchased $415,328,000 of investment securities and sold $348,727,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	38,717	1,188	221	9
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,840)	(129)	(212)	(9)
Net Increase (Decrease) —Institutional Shares	34,877	1,059	9	—
Institutional Plus Shares
Issued	27,997	444	2,675	56
Issued in Lieu of Cash Distributions	3,533	66	2,999	66
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Plus Shares	31,530	510	5,674	122

At September 30, 2013, two shareholders were each a record or beneficial owner of 34% or more of the fund’s net assets, with a combined ownership of 92%. If one of these shareholders were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

Structured Broad Market Fund

Fund Profile
As of September 30, 2013

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSBMX	VSBPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	1.76%	1.83%

Portfolio Characteristics
			DJ U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Number of Stocks	207	2,965	3,636
Median Market Cap	$30.9B	$40.6B	$40.2B
Price/Earnings Ratio	16.9x	19.4x	19.5x
Price/Book Ratio	2.5x	2.5x	2.5x
Return on Equity	15.8%	16.5%	16.5%
Earnings Growth
Rate	13.8%	11.2%	11.1%
Dividend Yield	2.0%	2.0%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	63%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)

			DJ U.S.
		Russell	Total
		3000	Market
	Fund	Index	FA Index
Consumer
Discretionary	13.4%	13.4%	13.3%
Consumer Staples	9.3	8.7	8.7
Energy	9.0	9.5	9.6
Financials	17.3	17.4	17.3
Health Care	13.4	12.6	12.6
Industrials	11.6	11.4	11.4
Information
Technology	17.2	17.9	17.9
Materials	3.4	3.8	3.8
Telecommunication
Services	2.6	2.2	2.2
Utilities	2.8	3.1	3.2

Volatility Measures

		DJ U.S.
	Russell 3000	Total Market
	Index	FA Index
R-Squared	0.99	0.99
Beta	1.04	1.04

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer Hardware	1.8%
General Electric Co.	Industrial
	Conglomerates	1.8
Wells Fargo & Co.	Diversified Banks	1.6
Exxon Mobil Corp.	Integrated Oil & Gas	1.5
JPMorgan Chase & Co.	Diversified Financial
	Services	1.5
International Business	IT Consulting &
Machines Corp.	Other Services	1.5
Johnson & Johnson	Pharmaceuticals	1.5
AT&T Inc.	Integrated
	Telecommunication
	Services	1.4
Chevron Corp.	Integrated Oil & Gas	1.2
Verizon Communications Integrated
Inc.	Telecommunication
	Services	1.2
Top Ten		15.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2013. For the fiscal year ended September 30, 2013, the expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Broad Market Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2006, Through September 30, 2013
Initial Investment of $5,000,000

			Average Annual Total Returns
		Periods Ended September 30, 2013
				Since	Final Value
		One	Five	Inception	of a $5,000,000
		Year	Years	(11/30/2006)	Investment
	Structured Broad Market
	Fund*Institutional Shares	22.85%	10.82%	5.05%	$6,999,316

••••••••	Russell 3000 Index	21.60	10.58	5.35	7,140,206

– – – –	Multi-Cap Core Funds Average	22.81	9.55	4.39	6,704,247
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	21.44	10.69	5.53	7,223,065

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $200,000,000
	Year	Years	(5/3/2004)	Investment
Structured Broad Market Fund Institutional
Plus Shares	22.95%	10.91%	7.23%	$385,579,056
Russell 3000 Index	21.60	10.58	7.18	353,635,678
Dow Jones U.S. Total Stock Market Float
Adjusted Index	21.44	10.69	7.37	390,368,762
The fund commenced operations as a registered investment company on October 3, 2006. The fund's performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Broad Market Trust, from May 3, 2004, to October 3, 2006.

"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Structured Broad Market Fund

Fiscal-Year Total Returns (%): November 30, 2006, Through September 30, 2013

Structured Broad Market Fund

Financial Statements

Statement of Net Assets

As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (13.4%)
	Comcast Corp. Class A	119,291	5,386
	Home Depot Inc.	68,400	5,188
	Starbucks Corp.	54,600	4,203
	Time Warner Inc.	63,300	4,166
	TJX Cos. Inc.	66,100	3,727
	Viacom Inc. Class B	41,300	3,452
	Whirlpool Corp.	20,700	3,031
*	O’Reilly Automotive Inc.	21,900	2,794
	Gap Inc.	66,200	2,666
*	Goodyear Tire & Rubber Co.	118,600	2,663
	Macy’s Inc.	59,800	2,588
*	Red Robin Gourmet
	Burgers Inc.	35,200	2,503
*	AMC Networks Inc. Class A	35,600	2,438
	Brinker International Inc.	60,000	2,432
	CBS Corp. Class B	42,200	2,328
	Dillard’s Inc. Class A	25,400	1,989
	Lowe’s Cos. Inc.	39,600	1,885
	NIKE Inc. Class B	19,900	1,445
	Johnson Controls Inc.	25,600	1,062
	Hanesbrands Inc.	16,500	1,028
	Gannett Co. Inc.	38,300	1,026
	Starwood Hotels & Resorts
	Worldwide Inc.	14,900	990
	Wynn Resorts Ltd.	5,700	901
	Brunswick Corp.	21,000	838
*	Jack in the Box Inc.	19,800	792
	GameStop Corp. Class A	13,100	650
*	priceline.com Inc.	600	607
	Walt Disney Co.	5,700	368
	Time Warner Cable Inc.	3,200	357
	Cracker Barrel Old
	Country Store Inc.	3,100	320
*	Amazon.com Inc.	500	156
*	Starz	4,682	132
	McDonald’s Corp.	1,011	97
			64,208

Consumer Staples (9.2%)
	PepsiCo Inc.	68,500	5,446
	CVS Caremark Corp.	65,000	3,689
	Costco Wholesale Corp.	31,100	3,580
	Kimberly-Clark Corp.	34,300	3,232
	Kroger Co.	79,600	3,211
	Kraft Foods Group Inc.	57,100	2,994
	Procter & Gamble Co.	39,351	2,974
	Nu Skin Enterprises Inc.
	Class A	29,300	2,805
	JM Smucker Co.	25,000	2,626
*	Pilgrim’s Pride Corp.	145,250	2,439
	Reynolds American Inc.	48,400	2,361
	Tyson Foods Inc. Class A	81,900	2,316
	Energizer Holdings Inc.	21,500	1,960
	Coca-Cola Co.	36,880	1,397
	Philip Morris International Inc.	14,550	1,260
*	USANA Health Sciences Inc.	9,700	842
	Wal-Mart Stores Inc.	10,065	744
	General Mills Inc.	5,500	264
	Sanderson Farms Inc.	3,900	254
			44,394
Energy (9.0%)
	Exxon Mobil Corp.	86,220	7,418
	Chevron Corp.	49,165	5,974
	ConocoPhillips	68,240	4,743
	Anadarko Petroleum Corp.	39,100	3,636
	Hess Corp.	39,100	3,024
	Chesapeake Energy Corp.	104,400	2,702
	Valero Energy Corp.	78,500	2,681
	Marathon Petroleum Corp.	41,600	2,676
	Helmerich & Payne Inc.	37,000	2,551
	Murphy Oil Corp.	38,800	2,341
	HollyFrontier Corp.	49,900	2,101
	Phillips 66	26,970	1,559
	EOG Resources Inc.	6,700	1,134
	Schlumberger Ltd.	5,810	513
			43,053

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
Financials (17.2%)
	Wells Fargo & Co.	181,370	7,494
	JPMorgan Chase & Co.	141,436	7,311
	Bank of America Corp.	330,900	4,566
	Goldman Sachs Group Inc.	27,200	4,303
	Citigroup Inc.	74,300	3,604
	State Street Corp.	49,800	3,274
	Travelers Cos. Inc.	38,500	3,264
	Allstate Corp.	59,800	3,023
*	Berkshire Hathaway Inc.
	Class B	25,600	2,906
	SunTrust Banks Inc.	87,900	2,850
	American International
	Group Inc.	58,300	2,835
	Fifth Third Bancorp	157,000	2,832
*	Portfolio Recovery
	Associates Inc.	47,200	2,829
	Lincoln National Corp.	66,400	2,788
	Discover Financial Services	45,400	2,295
	Regions Financial Corp.	229,400	2,124
	XL Group plc Class A	55,900	1,723
*	World Acceptance Corp.	19,156	1,723
	Public Storage	9,700	1,557
	US Bancorp	40,250	1,472
	Weyerhaeuser Co.	45,100	1,291
	Everest Re Group Ltd.	8,400	1,221
	RLJ Lodging Trust	50,400	1,184
	Ventas Inc.	19,000	1,169
	Host Hotels & Resorts Inc.	65,500	1,157
	Plum Creek Timber Co. Inc.	23,700	1,110
	Corrections Corp. of America	31,800	1,099
	Nelnet Inc. Class A	27,800	1,069
	Omega Healthcare
	Investors Inc.	34,900	1,042
	Kimco Realty Corp.	48,700	983
	Weingarten Realty Investors	31,500	924
	Retail Properties of
	America Inc.	66,900	920
	Brandywine Realty Trust	64,400	849
	Ameriprise Financial Inc.	9,100	829
	Morgan Stanley	27,650	745
	National Retail Properties Inc.	23,000	732
	Geo Group Inc.	12,600	419
	Simon Property Group Inc.	2,200	326
	Regency Centers Corp.	5,500	266
	Platinum Underwriters
	Holdings Ltd.	4,300	257
	Axis Capital Holdings Ltd.	4,400	191
*	Howard Hughes Corp.	1,600	180
	Equity Lifestyle
	Properties Inc.	3,600	123
			82,859
Health Care (13.4%)
	Johnson & Johnson	82,307	7,135
	Pfizer Inc.	194,059	5,571
*	Celgene Corp.	28,200	4,341

	AbbVie Inc.	93,600	4,187
	Medtronic Inc.	71,300	3,797
*	Biogen Idec Inc.	15,600	3,756
	Eli Lilly & Co.	69,220	3,484
	McKesson Corp.	25,000	3,208
*	Mylan Inc.	82,400	3,145
	Cigna Corp.	40,100	3,082
	WellPoint Inc.	35,200	2,943
	ResMed Inc.	50,100	2,646
*	CareFusion Corp.	69,300	2,557
	Becton Dickinson and Co.	24,300	2,430
*	Endo Health Solutions Inc.	52,800	2,399
*	Covance Inc.	26,200	2,265
*	Charles River Laboratories
	International Inc.	42,600	1,971
	Omnicare Inc.	33,300	1,848
	Merck & Co. Inc.	26,583	1,266
*	Boston Scientific Corp.	81,100	952
*	PAREXEL International Corp.	17,300	869
*	United Therapeutics Corp.	3,700	292
	Warner Chilcott plc Class A	4,800	110
			64,254
Industrials (11.5%)
	General Electric Co.	356,980	8,528
	Boeing Co.	41,950	4,929
	Union Pacific Corp.	28,200	4,381
	Lockheed Martin Corp.	27,800	3,546
	Raytheon Co.	42,800	3,299
	Delta Air Lines Inc.	137,500	3,244
	General Dynamics Corp.	36,600	3,203
	Northrop Grumman Corp.	33,030	3,146
	Towers Watson & Co.
	Class A	28,100	3,005
	Honeywell International Inc.	32,800	2,724
	Masco Corp.	125,700	2,675
	Generac Holdings Inc.	51,000	2,175
	Alaska Air Group Inc.	32,300	2,023
	Rockwell Automation Inc.	17,500	1,871
	United Parcel Service Inc.
	Class B	17,300	1,581
	Dun & Bradstreet Corp.	14,900	1,547
	Flowserve Corp.	21,900	1,366
	Deluxe Corp.	18,300	762
	Cintas Corp.	13,200	676
	L-3 Communications
	Holdings Inc.	6,800	643
			55,324
Information Technology (17.1%)
	Apple Inc.	18,520	8,829
	International Business
	Machines Corp.	39,042	7,230
	Mastercard Inc. Class A	6,900	4,642
	Microsoft Corp.	134,297	4,473
	Cisco Systems Inc.	162,850	3,814
*	Google Inc. Class A	3,900	3,416
	Hewlett-Packard Co.	160,900	3,376

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
	Texas Instruments Inc.	83,100	3,346
	Accenture plc Class A	45,300	3,336
	Western Digital Corp.	45,300	2,872
	Symantec Corp.	115,700	2,864
	Fidelity National Information
	Services Inc.	59,800	2,777
*	Alliance Data Systems Corp.	12,900	2,728
	Computer Sciences Corp.	50,800	2,628
	Motorola Solutions Inc.	44,200	2,625
*	Unisys Corp.	97,500	2,456
*	Anixter International Inc.	27,400	2,402
*	Gartner Inc.	37,400	2,244
	Heartland Payment
	Systems Inc.	50,900	2,022
	LSI Corp.	255,100	1,995
*	Freescale
	Semiconductor Ltd.	110,900	1,847
*	Electronic Arts Inc.	68,100	1,740
*	Manhattan Associates Inc.	16,600	1,585
*	Brocade Communications
	Systems Inc.	148,800	1,198
	Harris Corp.	17,000	1,008
	MAXIMUS Inc.	22,200	1,000
	Jack Henry & Associates Inc.	18,300	944
	Oracle Corp.	15,848	526
*	CommVault Systems Inc.	5,100	448
	Intel Corp.	19,390	444
	QUALCOMM Inc.	4,500	303
*	Applied Micro Circuits Corp.	21,700	280
	Applied Materials Inc.	15,000	263
*	Zebra Technologies Corp.	4,400	200
*	Sanmina Corp.	11,300	198
*	Silicon Image Inc.	30,000	160
			82,219
Materials (3.3%)
	PPG Industries Inc.	19,250	3,216
	Sherwin-Williams Co.	15,500	2,824
	International Paper Co.	59,500	2,666
	CF Industries Holdings Inc.	11,250	2,372
	Packaging Corp. of America	26,800	1,530
	Avery Dennison Corp.	29,100	1,266
	LyondellBasell Industries
	NV Class A	13,800	1,010
	Westlake Chemical Corp.	8,800	921
	Schweitzer-Mauduit
	International Inc.	3,900	236
			16,041
Telecommunication Services (2.6%)
	AT&T Inc.	197,129	6,667
	Verizon
	Communications Inc.	122,657	5,723
			12,390

			Market
			Value
		Shares	($000)
	Utilities (2.8%)
	Edison International	57,600	2,653
	DTE Energy Co.	39,200	2,587
	CMS Energy Corp.	91,500	2,408
	PG&E Corp.	56,900	2,328
	UGI Corp.	39,900	1,561
	Pinnacle West Capital Corp.	17,300	947
	Ameren Corp.	18,900	659
	Black Hills Corp.	6,100	304
			13,447
	Total Common Stocks
	(Cost $379,472)		478,189
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.4%)
2	Vanguard Market Liquidity
	Fund, 0.112%	2,210,590	2,211

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[3,4]	Federal Home Loan Bank
	Discount Notes, 0.095%,
	10/4/13	100	100
[3,5]	Freddie Mac Discount
	Notes, 0.095%, 11/18/13	100	100
5	Freddie Mac Discount
	Notes, 0.070%, 3/31/14	100	100
			300
Total Temporary Cash Investments
	(Cost $2,511)		2,511
Total Investments (100.0%)
	(Cost $381,983)		480,700
Other Assets and Liabilities (0.0%)
	Other Assets		2,475
	Liabilities		(2,566)
			(91)
	Net Assets (100%)		480,609

Structured Broad Market Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	361,180
Undistributed Net Investment Income	5,849
Accumulated Net Realized Gains	14,889
Unrealized Appreciation (Depreciation)
Investment Securities	98,717
Futures Contracts	(26)
Net Assets	480,609

Institutional Shares—Net Assets
Applicable to 478,335 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,591
Net Asset Value Per Share—
Institutional Shares	$32.59

Institutional Plus Shares—Net Assets
Applicable to 7,137,886 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	465,018
Net Asset Value Per Share—
Institutional Plus Shares	$65.15

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Dividends	9,340
Interest[1]	3
Securities Lending	39
Total Income	9,382
Expenses
The Vanguard Group—Note B
Investment Advisory Services	391
Management and Administrative—Institutional Shares	18
Management and Administrative—Institutional Plus Shares	242
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—Institutional Plus Shares	52
Custodian Fees	9
Auditing Fees	28
Total Expenses	740
Net Investment Income	8,642
Realized Net Gain (Loss)
Investment Securities Sold	51,604
Futures Contracts	440
Realized Net Gain (Loss)	52,044
Change in Unrealized Appreciation (Depreciation)
Investment Securities	28,380
Futures Contracts	(6)
Change in Unrealized Appreciation (Depreciation)	28,374
Net Increase (Decrease) in Net Assets Resulting from Operations	89,060
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,642	7,973
Realized Net Gain (Loss)	52,044	25,899
Change in Unrealized Appreciation (Depreciation)	28,374	58,865
Net Increase (Decrease) in Net Assets Resulting from Operations	89,060	92,737
Distributions
Net Investment Income
Institutional Shares	(156)	(119)
Institutional Plus Shares	(8,303)	(6,371)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(8,459)	(6,490)
Capital Share Transactions
Institutional Shares	5,441	119
Institutional Plus Shares	7,941	4,615
Net Increase (Decrease) from Capital Share Transactions	13,382	4,734
Total Increase (Decrease)	93,983	90,981
Net Assets
Beginning of Period	386,626	295,645
End of Period[1]	480,609	386,626
1 Net Assets—End of Period includes undistributed net investment income of $5,849,000 and $5,666,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$27.10	$21.03	$20.70	$18.99	$21.53
Investment Operations
Net Investment Income	. 573.544		.385[1]	.376	.352[1]
Net Realized and Unrealized Gain (Loss)
on Investments	5.492	5.973	.338	1.672	(2.500)
Total from Investment Operations	6.065	6.517	.723	2.048	(2.148)
Distributions
Dividends from Net Investment Income	(.575)	(. 447)	(. 393)	(. 338)	(.392)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.575)	(. 447)	(. 393)	(. 338)	(.392)
Net Asset Value, End of Period	$32.59	$27.10	$21.03	$20.70	$18.99

Total Return	22.85%	31.43%	3.37%	10.88%	-9.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16	$7	$6	$5	$4
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.94%	2.19%	1.64%	1.91%	2.15%
Portfolio Turnover Rate	63%	58%	56%	52%	62%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$54.17	$42.02	$41.36	$37.94	$43.07
Investment Operations
Net Investment Income	1.186	1.122	.796[1]	.778	.725[1]
Net Realized and Unrealized Gain (Loss)
on Investments	10.980	11.951	.672	3.343	(5.006)
Total from Investment Operations	12.166	13.073	1.468	4.121	(4.281)
Distributions
Dividends from Net Investment Income	(1.186)	(. 923)	(. 808)	(.701)	(.849)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.186)	(. 923)	(. 808)	(.701)	(.849)
Net Asset Value, End of Period	$65.15	$54.17	$42.02	$41.36	$37.94

Total Return	22.95%	31.56%	3.43%	10.96%	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$465	$379	$290	$304	$275
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.01%	2.26%	1.71%	1.98%	2.23%
Portfolio Turnover Rate	63%	58%	56%	52%	62%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Notes to Financial Statements

Vanguard Structured Broad Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are available to investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

Structured Broad Market Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2013, the fund had contributed capital of $57,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Structured Broad Market Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	478,189	—	—
Temporary Cash Investments	2,211	300	—
Futures Contracts—Liabilities[1]	(17)	—	—
Total	480,383	300	—

1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2013	29	2,428	(26)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Structured Broad Market Fund

The fund used capital loss carryforwards of $37,168,000 to offset taxable capital gains realized during the year ended September 30, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2013, the fund had $6,108,000 of ordinary income and $14,870,000 of long-term capital gains available for distribution.

At September 30, 2013, the cost of investment securities for tax purposes was $381,983,000. Net unrealized appreciation of investment securities for tax purposes was $98,717,000, consisting of unrealized gains of $101,566,000 on securities that had risen in value since their purchase and $2,849,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2013, the fund purchased $284,282,000 of investment securities and sold $270,807,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	5,285	201	—	—
Issued in Lieu of Cash Distributions	156	6	119	5
Redeemed	—	—	—	—
Net Increase (Decrease) —Institutional Shares	5,441	207	119	5
Institutional Plus Shares
Issued	74,668	1,229	2,634	55
Issued in Lieu of Cash Distributions	2,609	49	1,981	44
Redeemed	(69,336)	(1,141)	—	—
Net Increase (Decrease) —Institutional Plus Shares	7,941	137	4,615	99

At September 30, 2013, one shareholder was the record or beneficial owner of 97% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Structured Large-Cap Equity Fund and Vanguard Structured Broad Market Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Structured Large-Cap Equity Fund and Vanguard Structured Broad Market Fund (constituting two separate portfolios of Vanguard Quantitative Funds, hereafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the year ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 14, 2013

Special 2013 tax information (unaudited) for Vanguard Structured Equity Funds

This information for the fiscal year ended September 30, 2013, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the period as follows:

Fund	($000)
Structured Large-Cap Equity	10,838
Structured Broad Market	8,459

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Structured Large-Cap Equity	100%
Structured Broad Market	100

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with
$1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2013	9/30/2013	Period
Based on Actual Fund Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,074.22	$1.25
Institutional Plus Shares	1,000.00	1,074.60	0.88
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,089.97	$1.26
Institutional Plus Shares	1,000.00	1,090.56	0.89
Based on Hypothetical 5% Yearly Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,023.87	$1.22
Institutional Plus Shares	1,000.00	1,024.22	0.86
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,023.87	$1.22
Institutional Plus Shares	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Structured Large-Cap Equity Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares; for the Structured
Broad Market Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five
Years: Chairman of the Board of The Vanguard Group,	Amy Gutmann
Inc., and of each of the investment companies served	Born 1949. Trustee Since June 2006. Principal
by The Vanguard Group, since January 2010; Director	Occupation(s) During the Past Five Years: President
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Christopher H.
Officer and President of The Vanguard Group and of	Browne Distinguished Professor of Political Science
each of the investment companies served by The	in the School of Arts and Sciences with secondary
Vanguard Group since 2008; Director of Vanguard	appointments at the Annenberg School for
Marketing Corporation; Managing Director of The	Communication and the Graduate School of Education
Vanguard Group (1995–2008).	of the University of Pennsylvania; Member of the
National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q08700 112013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2013: $86,000

Fiscal Year Ended September 30, 2012: $85,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2013: $5,714,113

Fiscal Year Ended September 30, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended September 30, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2013: $1,552,950

Fiscal Year Ended September 30, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2013: $110,000
Fiscal Year Ended September 30, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended September 30, 2012.

(d) All Other Fees.

Fiscal Year Ended September 30, 2013: $132,000

Fiscal Year Ended September 30, 2012: $16,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2013: $242,000 Fiscal Year Ended September 30, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 15, 2013

VANGUARD QUANTITATIVE FUNDS
BY:	/s//s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 15, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.